UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03641

40|86 Series Trust
(Exact name of registrant as specified in charter)

11825 North Pennsylvania Ave
Carmel, IN 46032
(Address of principal executive offices) (Zip code)

Jeffrey M. Stautz
11825 North Pennsylvania Ave
Carmel, IN 46032
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-817-4086

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

December 31, 2005

Annual Report

Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

40|86 Series Trust	Annual Report
Table of Contents	December 31, 2005

Statements of Assets and Liabilities	2
Statements of Operations	2
Statements of Changes in Net Assets	4
Key Terms	6

Equity Portfolio
Portfolio Managers’ Review	7
Schedule of Investments	8

Balanced Portfolio
Portfolio Managers’ Review	15
Schedule of Investments	17

High Yield Portfolio
Portfolio Managers’ Review	27
Schedule of Investments	29

Fixed Income Portfolio
Portfolio Managers’ Review	33
Schedule of Investments	35

Government Securities Portfolio
Portfolio Managers’ Review	41
Schedule of Investments	42

Money Market Portfolio
Portfolio Manager’s Review	44
Schedule of Investments	45

Financial Highlights	47
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	58
Expense Example	59
Submission of Matters to a Vote of Security Holders	60
Board of Trustees and Officers	61

This report is for the information of 40|86 Series Trust contract owners.
It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

40|86 Series Trust	Annual Report
Statements of Assets and Liabilities
December 31, 2005

	EQUITY PORTFOLIO	BALANCED PORTFOLIO
ASSETS:
Investments in securities at cost	$194,365,019	$50,447,602
Investments in securities at value (Note 2)	$221,875,102	$54,773,602
Cash	—	—
Interest and dividends receivable	341,317	223,242
Receivable from Conseco, Inc. subsidiaries	54,104	15,864
Receivable for shares sold	—	—
Prepaid expenses	—	—
Total assets	222,270,523	55,012,708
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. subsidiaries	94,762	24,241
Payable to Custodian	405	143
Accrued expenses	245,486	65,188
Payable for shares redeemed	195,812	20,845
Payable upon return of securities on loan	49,954,624	11,391,089
Total liabilities	50,491,089	11,501,506
Net assets	$171,779,434	$43,511,202
NET ASSETS CONSIST OF:
Paid-in capital	$144,963,395	$49,474,498
Accumulated undistributed net investment income	—	—
Accumulated undistributed net realized loss on investments	(694,044)	(10,289,296)
Net unrealized appreciation (depreciation) on investments	27,510,083	4,326,000
Net assets	$171,779,434	$43,511,202
Shares outstanding (unlimited shares authorized)	6,956,904	3,120,960
Net asset value, redemption price and offering price per share	$24.69	$13.94

Statements of Operations
For the year ended December 31, 2005	EQUITY PORTFOLIO	BALANCED PORTFOLIO
INVESTMENT INCOME:
Interest	$55,265	$668,355
Dividends	2,546,515	552,647
Securities lending income, net	59,034	18,489
Total investment income	2,660,814	1,239,491
EXPENSES:
Investment advisory fees	1,093,569	291,493
Distribution fees	420,604	112,113
Administration fee	223,174	59,512
Custody fees	15,137	13,316
Auditor fees	86,571	24,625
Reports - printing	59,059	13,761
Trustee fees and expenses	43,716	11,277
Insurance	5,257	1,356
Legal	57,711	14,918
Other	9,153	2,540
Total expenses before expense reimbursement by Adviser	2,013,951	544,911
Expense reimbursement by Adviser (Note 3)	(163,295)	(51,616)
Net expenses	1,850,656	493,295
Net investment income	810,158	746,196
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sales of investments	27,768,050	3,950,044
Net change in unrealized appreciation or depreciation on investments	(10,442,976)	(2,231,094)
Net realized and unrealized gain (loss) on investments	17,325,074	1,718,950
Net increase in net assets from operations	$18,135,232	$2,465,146

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	SECURITIES PORTFOLIO	MARKET PORTFOLIO

$7,627,354	$25,932,004	$15,051,133	$38,714,161
$7,568,432	$26,069,171	$14,946,642	$38,714,161
1,046,263	854	25	564
146,617	321,246	125,774	249,238
7,564	7,395	4,896	22,142
13,419	377,152	144,724	1,404,411
—	—	5	—
8,782,295	26,775,818	15,222,066	40,390,516
5,197	9,670	5,114	14,792
—	—	—	—
17,981	36,573	21,229	35,556
—	—	485	78
—	3,638,093	2,986,622	—
23,178	3,684,336	3,013,450	50,426
$8,759,117	$23,091,482	$12,208,616	$40,340,090
$9,246,457	$23,511,584	$12,544,680	$40,340,090
2,128	5,527	2,019	9,296
(430,546)	(562,796)	(233,592)	(9,296)
(58,922)	137,167	(104,491)	—
$8,759,117	$23,091,482	$12,208,616	$40,340,090
933,806	2,336,222	1,075,039	40,340,090
$9.38	$9.88	$11.36	$1.00

HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$595,721	$1,299,359	$563,276	$1,153,407
4,949	18,068	—	—
—	10,926	6,055	—
600,670	1,328,353	569,331	1,153,407

58,767	125,713	65,367	172,202
20,988	62,857	32,684	—
11,134	33,386	17,357	45,693
7,331	7,114	3,370	15,945
7,744	14,394	8,390	19,343
2,748	7,364	3,424	11,124
1,940	6,071	2,793	7,782
265	680	313	967
2,637	7,974	3,677	9,904
527	1,510	770	1,660
114,081	267,063	138,145	284,620
(17,536)	(28,208)	(13,948)	(129,638)
96,545	238,855	124,197	154,982
504,125	1,089,498	445,134	998,425

84,490	381,363	21,687	—
(480,659)	(897,462)	(255,549)	—
(396,169)	(516,099)	(233,862)	—
$107,956	$573,399	$211,272	$998,425

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Statements of Changes in Net Assets
For the years ended December 31,

	EQUITY PORTFOLIO		BALANCED PORTFOLIO
	2005	2004	2005	2004
OPERATIONS:
Net investment income	$810,158	$543,992	$746,196	$920,784
Net realized gain (loss) on sale of investments	27,768,050	24,272,061	3,950,044	2,538,443
Net change in unrealized appreciation or depreciation on investments	(10,442,976)	5,431,295	(2,231,094)	1,286,456
Net increase from operations	18,135,232	30,247,348	2,465,146	4,745,683
DIVIDENDS AND DISTRIBUTIONS:
Dividends to shareholders from net investment income	(805,018)	(546,828)	(744,826)	(919,319)
Distributions to shareholders of net realized gain	(15,930,420)	(590,150)	—	—
Net decrease from dividends and distributions	(16,735,438)	(1,136,978)	(744,826)	(919,319)
CAPITAL SHARE TRANSACTIONS:
Shares sold	6,070,310	5,596,338	3,163,254	3,728,578
Reinvested dividends and distributions	16,735,438	1,136,978	744,826	919,319
Shares redeemed	(21,327,098)	(32,740,685)	(9,173,334)	(9,699,876)
Net increase (decrease) from capital share transactions	1,478,650	(26,007,369)	(5,265,254)	(5,051,979)
Total increase (decrease) in net assets	2,878,444	3,103,001	(3,544,934)	(1,225,615)
NET ASSETS:
Beginning of year	168,900,990	165,797,989	47,056,136	48,281,751
End of year	$171,779,434	$168,900,990	$43,511,202	$47,056,136
Including undistributed net investment income (loss) of	$—	$—	$—	$—
SHARE DATA:
Shares sold	238,166	261,061	234,142	295,581
Reinvested dividends and distributions	674,272	46,313	54,501	71,550
Shares redeemed	(840,010)	(1,541,585)	(674,392)	(771,013)
Net increase (decrease)	72,428	(1,234,211)	(385,749)	(403,882)
Shares Outstanding
Beginning of year	6,884,476	8,118,687	3,506,709	3,910,591
End of year	6,956,904	6,884,476	3,120,960	3,506,709

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

HIGH YIELD PORTFOLIO		FIXED INCOME PORTFOLIO		GOVERNMENT SECURITIES PORTFOLIO		MONEY MARKET PORTFOLIO
2005	2004	2005	2004	2005	2004	2005	2004

$504,125	$610,445	$1,089,498	$1,324,808	$445,134	$632,105	$998,425	$371,524
84,490	594,570	381,363	523,986	21,687	(217,121)	—	(4,732)
(480,659)	(185,892)	(897,462)	(477,612)	(255,549)	(17,630)	—	—
107,956	1,019,123	573,399	1,371,182	211,272	397,354	998,425	366,792

(501,745)	(615,726)	(1,104,249)	(1,327,299)	(482,446)	(630,280)	(998,425)	(362,228)
(454,731)	(412,986)	—	—	—	—	—	—
(956,476)	(1,028,712)	(1,104,249)	(1,327,299)	(482,446)	(630,280)	(998,425)	(362,228)

9,096,708	6,858,215	2,906,364	5,388,883	2,443,817	4,762,427	90,474,421	71,999,146
956,476	1,028,712	1,104,249	1,327,299	482,446	630,280	998,425	362,228
(9,321,316)	(9,942,797)	(7,835,826)	(14,380,783)	(5,011,025)	(13,385,741)	(84,887,785)	(80,575,921)
731,868	(2,055,870)	(3,825,213)	(7,664,601)	(2,084,762)	(7,993,034)	6,585,061	(8,214,547)
(116,652)	(2,065,459)	(4,356,063)	(7,620,718)	(2,355,936)	(8,225,960)	6,585,061	(8,209,983)

8,875,769	10,941,228	27,447,545	35,068,263	14,564,552	22,790,512	33,755,029	41,965,012
$8,759,117	$8,875,769	$23,091,482	$27,447,545	$12,208,616	$14,564,552	$40,340,090	$33,755,029
$2,128	$—	$5,527	$—	$2,019	$1,275	$9,296	$9,296

903,880	654,340	290,079	533,669	212,047	405,061	90,474,421	71,999,146
98,502	98,065	110,584	132,228	42,037	54,114	998,425	362,228
(921,645)	(937,966)	(781,400)	(1,428,026)	(435,184)	(1,150,377)	(84,887,785)	(80,575,921)
80,737	(185,561)	(380,737)	(762,129)	(181,100)	(691,202)	6,585,061	(8,214,547)

853,069	1,038,630	2,716,959	3,479,088	1,256,139	1,947,341	33,755,029	41,969,576
933,806	853,069	2,336,222	2,716,959	1,075,039	1,256,139	40,340,090	33,755,029

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Key Terms (unaudited)

Agency security - bond issued by US government entity such as the Federal National Mortgage Association (FNMA or “Fannie Mae”).

Asset-backed security - bond backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Barbell structure - bond investment strategy that focuses holdings in short-term and long-term securities.

Basis points (bps) - equivalent to 1/100th of 1%. .01% equals 1 basis point. 1% equals 100 basis points.

Collateralized Mortgage Obligation (CMO) - mortgage-backed security that creates separate pools of pass-through rates for different classes of holders.

Commercial paper - short-term debt obligations (maturing within 270 days) issued to investors by banks, corporations and other borrowers.

Credit spread - difference between yields of identical Treasury fixed income securities and corporate fixed income securities.

Duration - measure of how sensitive a bond’s price is to a change in interest rates.

Event risk - risk due to unforeseen events associated with a company.

Federal Open Market Committee (FOMC or “the Fed”) - branch of the Federal Reserve Board that meets 8 times per year to determine the direction of monetary policy, specifically by setting key interest rates.

Floating-rate note - bond with a variable interest rate, usually tied to a money market index.

Investment grade - fixed income securities that are rated “triple B” or better by a ratings agency. These bonds are judged likely to meet payment obligations.

Leveraged buyout (LBO) - strategy used to buy another company using primarily debt obligations. The acquired company’s assets are often used as collateral to secure the debt.

London Interbank Offered Rate (LIBOR) - interest rate at which banks can borrow funds from other banks in the London interbank market.

Maturity date - the date the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed security - bond that represents an interest in a pool of mortgages issued by the Government National Mortgage Association (GNMA or “Ginnie Mae”), FNMA or other federal entities.

Overweight - a portfolio’s investment in a security that is larger, in percentage terms, than the portfolio’s corresponding benchmark. A portfolio may be overweight a specific security or sector because the portfolio manager believes that security or sector will produce higher returns.

Security - the general name for a stock (also known as an “equity”), bond (also known as “fixed income”) or other investment.

Underweight - a portfolio’s investment in a security that is smaller, in percentage terms, than the portfolio’s corresponding benchmark.
A portfolio may be underweight a specific security or sector because the portfolio manager believes that security or sector will produce lower returns.

Variable-rate demand note (VRDN) - long-term, fixed income security that can be tendered for purchase at par whenever rates reset. The variable rate of the security is tied to the money market.

Yankee bond - bond denominated in US dollars and offered in the US by foreign banks.

Yield curve - graphical representation of yields of fixed income securities. A normal yield curve exists when short-term yields are lower than long-term yields. A flat yield curve exists when short-term and long-term yields are equal. An inverted yield curve exists when short-term yields are higher than long-term yields.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2005
Equity Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Equity Portfolio returned 11.43% for the year ended December 31, 2005.(1) The Portfolio’s benchmark, the Russell MidCap Index, returned 12.65% for the same period. The Portfolio’s previous benchmark, the S&P 500 Index, returned 4.91%.

What factors contributed to the variance between the Portfolio and its benchmark?

For most of the year, when the Portfolio outperformed the benchmark, we saw each of the three broad factors in our model (Value, Quality and Earnings Expectations) add value. However, during the second quarter and October, we saw top ranked stocks with strong fundamentals underperform lower ranked companies, which offset the positive performance. In October, out of the three broad factors in our model, only Quality added value. The market declined during the month, as investors took profits in the year’s winners. The two best performing sectors year-to-date, Energy and Utilities, were the worst performing sectors in October, each declining 7%.

Which holdings most enhanced the Portfolio’s performance?

Stock selection in Technology (13.9% of the Portfolio), Energy (5.7%) and Utilities (8.8%) sectors were the largest contributors. The largest individual contributors were overweight positions in oil refiner and gasoline retailer Valero Energy, insurance provider Aetna and hard drive producer Western Digital.

Which holdings most negatively impacted the Portfolio’s performance?

Stock selection in the Industrial (13.4% of the Portfolio), Materials (5.7%) and Consumer Staples (5.7%) sectors detracted the most. The largest individual detractors were overweight positions in semiconductor manufacturer Cree and motorized recreation product manu-facturer Polaris Industries and an underweight position in oil and gas drilling component manufacturer National Oilwell Varco.

What is your outlook for the next year?

With the lagged effects of Fed tightening, higher energy costs and softer housing news, slower growth seems likely in 2006. However, corporations may continue their pace of growth given their strong balance sheets. In addition, consumers have record cash and net worth, which may offset the impact of a cooling housing market on consumer spending. Finally, both developed and developing foreign economies may continue to expand fast enough to help sustain US growth. We expect investors to continue to focus on companies that exhibit favorable long-term fundamentals. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

Chicago Equity Partners, LLC

Average Annual Total Return(1) (as of 12/31/05)

	1 YEAR	5 YEARS	10 YEARS
Equity Portfolio	11.43%	7.50%	15.92%
Russell MidCap	12.65%	8.49%	12.49%
S&P 500	4.91%	0.55%	9.08%
__________
(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. Investors cannot actually invest in an index.

On January 1, 2006, the benchmark for the Equity Portfolio was changed to the Russell MidCap Index from the S&P 500 Index. The Russell MidCap Index is an unmanaged index believed to be representative of medium-sized US companies, which is consistent with the investment strategy of the Equity Portfolio. The S&P 500 Index is an unmanaged index believed to be representative of the US stock market in general.

40|86 Series Trust	Annual Report
Schedule of Investments Equity Portfolio	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (99.1%)
Aerospace & Defense (0.9%)
32,700	Rockwell Collins, Inc.	$1,519,569
Air Freight & Logistics (1.1%)
13,600	CNF, Inc.	760,104
27,300	Ryder System, Inc. (c)	1,119,846
		1,879,950
Auto Components (1.1%)
20,500	Autoliv, Inc. (c)	931,110
30,800	The Goodyear Tire & Rubber Co. (a)(c)	535,304
17,900	TRW Automotive Holdings Corp. (a)(c)	471,665
		1,938,079
Beverages (0.7%)
9,900	Molson Coors Brewing Co. (c)	663,201
23,200	PepsiAmericas, Inc. (c)	539,632
		1,202,833
Biotechnology (1.8%)
18,600	Charles River Laboratories International, Inc. (a)(c)	788,082
41,700	Techne Corp. (a)(c)	2,341,455
		3,129,537
Capital Markets (3.1%)
45,700	American Capital Strategies Ltd. (c)	1,654,797
18,400	The Bear Stearns Companies, Inc	2,125,752
29,000	Northern Trust Corp. (c)	1,502,780
		5,283,329
Chemicals (2.7%)
24,600	Eastman Chemical Co. (c)	1,269,114
24,500	FMC Corp. (a)	1,302,665
23,400	The Scotts Co.	1,058,616
15,500	Sigma-Aldrich Corp. (c)	980,995
		4,611,390
Commercial Banks (3.5%)
25,200	Comerica, Inc.	1,430,352
15,700	Compass Bancshares, Inc.	758,153
31,300	Huntington Bancshares, Inc.	743,375
41,400	KeyCorp (c)	1,363,302
13,600	Mercantile Bankshares Corp.	767,584
11,600	Zions Bancorporation	876,496
		5,939,262

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments Equity Portfolio	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE

Commercial Services & Supplies (3.1%)
24,500	Equifax, Inc.	$931,490
15,300	ITT Educational Services, Inc. (a)	904,383
15,000	Pitney Bowes, Inc.	633,750
15,600	Robert Half International, Inc.	591,084
43,600	RR Donnelley & Sons Co. (c)	1,491,556
19,100	West Corp. (a)(c)	805,065
		5,357,328
Communications Equipment (1.5%)
45,700	Harris Corp. (c)	1,965,557
52,100	Tellabs, Inc. (a)	567,890
		2,533,447
Computers & Peripherals (2.5%)
12,800	SanDisk Corp. (a)	804,096
190,000	Western Digital Corp. (a)(c)	3,535,900
		4,339,996
Construction Materials (1.7%)
37,300	Martin Marietta Materials, Inc.	2,861,656
Diversified Financial Services (2.8%)
49,800	CIT Group, Inc.	2,578,644
35,400	Moody's Corp. (c)	2,174,268
		4,752,912
Electric Utilities (3.9%)
69,300	Edison International	3,022,173
98,500	Pacific Gas & Electric Co. (c)	3,656,320
		6,678,493
Electrical Equipment (0.8%)
21,800	Rockwell Automation, Inc. (c)	1,289,688
Electronic Equipment & Instruments (1.8%)
28,700	Arrow Electronics, Inc. (a)	919,261
52,500	Avnet, Inc. (a)(c)	1,256,850
49,900	Ingram Micro, Inc. (a)	994,507
		3,170,618
Energy Equipment & Services (1.7%)
15,000	Diamond Offshore Drilling (c)	1,043,400
38,200	Patterson-UTI Energy, Inc.	1,258,690
12,600	Unit Corp. (a)	693,378
		2,995,468
Food & Staples Retailing (1.3%)
17,300	Albertson's, Inc. (c)	369,355
27,500	Safeway, Inc. (c)	650,650
38,900	SUPERVALU, Inc	1,263,472
		2,283,477

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments Equity Portfolio	December 31, 2005

SHARES OR PRINCIPAL AMOUNT			VALUE

Food Products (1.9%)
	79,500	Archer-Daniels-Midland Co.	$1,960,470
	40,900	Pilgrim's Pride Corp. (c)	1,356,244
			3,316,714
Gas Utilities (2.4%)
	10,800	Energen Corp.	392,256
	31,100	Equitable Resources, Inc.	1,141,059
	35,300	Questar Corp.	2,672,210
			4,205,525
Health Care Equipment & Supplies (2.4%)
	11,600	Bausch & Lomb, Inc.	787,640
	22,500	Becton, Dickinson & Co.	1,351,800
	17,700	C.R. Bard, Inc.	1,166,784
	22,700	Hospira, Inc. (a)	971,106
			4,277,330
Health Care Providers & Services (5.8%)
	31,400	AmerisourceBergen Corp. (c)	1,299,960
	17,700	Cerner Corp. (a)(c)	1,609,107
	22,500	Cigna Corp.	2,513,250
	40,350	Coventry Health Care, Inc. (a)	2,298,336
	15,000	Health Net, Inc. (a)	773,250
	15,000	Humana, Inc. (a)(c)	814,950
	14,500	Lincare Holdings, Inc. (a)	607,695
			9,916,548
Hotels Restaurants & Leisure (2.8%)
	18,900	Brinker International, Inc.	730,674
	27,200	Choice Hotels International, Inc. (c)	1,135,872
	45,100	Darden Restaurants, Inc. (c)	1,753,488
	14,900	GTECH Holdings Corp.	472,926
	11,900	Panera Bread Co. (a)	781,592
			4,874,552
Household Durables (2.2%)
	24,700	American Greetings Corp. (c)	542,659
	6,800	The Black & Decker Corp. (c)	591,328
	15,700	MDC Holdings, Inc.	973,086
	41,600	Pulte Homes, Inc.	1,637,376
			3,744,449
Household Products (0.5%)
	18,400	Energizer Holdings, Inc. (a)	916,136
Insurance	(4.0%)
	38,900	American Financial Group, Inc.	1,490,259
	25,200	First American Corp.	1,141,560
	36,800	Genworth Financial, Inc.	1,272,544
	26,000	Lincoln National Corp. (c)	1,378,780
	29,300	Safeco Corp.	1,655,450
			6,938,593

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments Equity Portfolio	December 31, 2005

SHARES OR PRINCIPAL AMOUNT			VALUE

IT Services(2.1%)
	38,900	Computer Sciences Corp. (a)(c)	$1,969,896
	12,000	Global Payments, Inc.	559,320
	41,600	Sabre Holdings Corp. (c)	1,002,976
			3,532,192
Leisure Equipment & Products (0.9%)
	20,000	Brunswick Corp. (c)	813,200
	41,700	Marvel Entertainment, Inc. (a)(c)	683,046
			1,496,246
Machinery	(2.2%)
	8,500	Cummins, Inc. (c)	762,705
	27,975	Paccar, Inc. (c)	1,936,709
	31,700	Timken Co. (c)	1,015,034
			3,714,448
Media (1.3%)
	48,400	Harte-Hanks, Inc.	1,277,276
	33,600	Univision Communications, Inc. (a)(c)	987,504
			2,264,780
Metals & Mining (3.0%)
	46,900	Nucor Corp. (c)	3,129,168
	9,500	Phelps Dodge Corp. (c)	1,366,765
	13,300	United States Steel Corp. (c)	639,331
			5,135,264
Multiline Retail (2.5%)
	24,600	Federated Department Stores (c)	1,631,718
	32,000	JC Penney Co., Inc. Holding Co. (c)	1,779,200
	23,700	Nordstrom, Inc.	886,380
	1	Sears Holdings Corp. (a)(c)	116
			4,297,414
Multi-Utilities (2.1%)
	152,000	CMS Energy Corp. (a)(c)	2,205,520
	29,500	NRG Energy, Inc. (a)(c)	1,390,040
			3,595,560
Oil, Gas & Consumable Fuels (4.3%)
	10,900	Amerada Hess Corp. (c)	1,382,338
	28,000	EOG Resources, Inc. (c)	2,054,360
	10,900	Overseas Shipholding Group (c)	549,251
	14,300	Pogo Producing Co. (c)	712,283
	19,100	Sunoco, Inc. (c)	1,497,058
	19,800	Tesoro Petroleum Corp.	1,218,690
			7,413,980
Paper & Forest Products (0.4%)
	26,600	Louisiana-Pacific Corp.	730,702

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments Equity Portfolio	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE

Pharmaceuticals (1.4%)
10,900	Allergan, Inc. (c)	$1,176,764
9,700	Barr Pharmaceuticals, Inc. (a)	604,213
33,500	King Pharmaceuticals, Inc. (a)(c)	566,820
		2,347,797
Real Estate(6.0%)
21,100	AvalonBay Communities, Inc. (c)	1,883,175
30,200	CB Richard Ellis Group, Inc. (a)	1,777,270
39,500	CBL & Associates Properties, Inc. (c)	1,560,645
158,200	HRPT Properties Trust (c)	1,637,370
59,300	Kimco Realty Corp. (c)	1,902,344
68,900	Trizec Properties, Inc. (c)	1,579,188
		10,339,992
Road & Rail (0.6%)
19,800	CSX Corp.	1,005,246
Semiconductor & Semiconductor Equipment (4.4%)
42,800	Advanced Micro Devices, Inc. (a)(c)	1,309,680
90,000	Freescale Semiconductor, Inc. (a)	2,265,300
40,900	Intersil Corp.	1,017,592
52,900	MEMC Electronic Materials, Inc. (a)	1,172,793
70,200	National Semiconductor Corp. (c)	1,823,796
		7,589,161
Software (1.9%)
26,600	Autodesk, Inc.	1,142,470
14,300	Fair Isaac Corp. (c)	631,631
67,600	Sybase, Inc. (a)	1,477,736
		3,251,837
Specialty Retail (2.5%)
23,900	Abercrombie & Fitch Co. Class A (c)	1,557,802
48,600	Claire's Stores, Inc.	1,420,092
27,700	Men's Wearhouse, Inc. (a)(c)	815,488
22,500	Rent-A-Center, Inc. (a)	424,350
		4,217,732
Textiles, Apparel & Luxury Goods (0.9%)
28,000	Coach, Inc. (a)	933,520
12,300	VF Corp.	680,682
		1,614,202
Thrifts & Mortgage Finance (2.4%)
21,800	Downey Financial Corp.	1,490,902
36,100	IndyMac Bancorp, Inc. (c)	1,408,622
20,500	Radian Group, Inc. (c)	1,201,095
		4,100,619
Tobacco (0.5%)
9,500	Reynolds American, Inc. (c)	905,635

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments Equity Portfolio	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE

Trading Companies & Distributors (0.4%)
10,700	W.W. Grainger, Inc.	$760,770
Wireless Telecommunication Services (1.3%)
44,300	Nextel Partners, Inc. (a)(c)	1,237,742
21,000	NII Holdings, Inc. (a)(c)	917,280
		2,155,022
	Total common stocks (cost $142,915,395)	170,425,478
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (29.2%)
$250,000	AIG Sunamerica Global Finance XXXI Note, 4.380%, 02/23/2006	249,988
7,151,000	Bank of New York Institutional Cash Reserve Fund, 4.363%	7,151,000
1,457,914	Bear Stearns Asset Backed Securities, 4.499%, 01/25/2006	1,458,137
1,000,000	Berkshire Hathaway Finance, 4.165%, 01/11/2006	1,000,780
1,000,000	Berkshire Hathaway Finance, 4.400%, 02/16/2006	999,960
1,000,000	Beta Finance, Inc., 4.348%, 01/03/2006	1,000,230
1,000,000	Beta Finance, Inc., 4.350%, 01/03/2006	1,000,040
2,000,000	Capital Auto Receivables Asset Trust, 4.429%, 01/17/2006	2,000,890
2,000,000	Credit Suisse First Boston, 4.340%, 02/21/2006	1,999,688
1,500,000	Dorada Finance, Inc., 4.348%, 01/03/2006	1,500,270
682,752	First Franklin Mortgage, 4.479%, 01/25/2006 (b)	682,810
1,800,000	General Electric Capital Corp., 4.114%, 01/03/2006	1,801,908
500,000	General Electric Capital Corp., 4.561%, 03/22/2006	500,605
2,000,000	Goldman Sachs Group, Inc., 4.591%, 03/22/2006	2,000,000
1,012,446	Granite Master Issuer PLC, 4.410%, 01/20/2006 (b)	1,012,446
2,000,000	K2 USA LLC, 4.200%, 01/25/2006	2,000,100
1,000,000	Links Finance LLC, 4.353%, 01/03/2006	1,000,180
2,000,000	Merrill Lynch, 4.463%, 02/22/2006	1,999,600
577,120	Morgan Stanley ABS Capital, 4.469%, 01/25/2006 (b)	576,890
1,700,000	Permanent Financing PLC, 4.570%, 03/10/2006 (b)	1,702,101
2,000,000	Protective Life Secured Trust, 4.220%, 01/17/2006	2,002,200
2,000,000	Royal Bank of Scotland PLC, 4.231%, 01/23/2006	1,999,700
2,000,000	Santander US, 4.560%, 03/20/2006	2,000,900
1,000,000	Sigma Finance Inc., 4.369%, 01/17/2006	1,000,000
1,000,000	Sigma Finance Inc., 4.174%, 01/20/2006	999,950
536,126	Structured Asset Investment Loan Trust, 4.469%, 01/25/2006 (b)	536,721
814,994	Structured Asset Investment Loan Trust, 4.499%, 01/25/2006 (b)	814,994
2,000,000	Suntrust Bank, 4.282%, 02/13/2006	1,999,730
2,000,000	Superior Wholesale Inventory Financing Trust, 4.469%, 01/17/2006	1,994,376
1,000,000	Textron Financial Floorplan Master Note, 4.482%, 01/13/2006	967,180
1,000,000	TIAA Global Markets, 4.280%, 01/13/2006	999,950
1,000,000	White Pine Finance LLC, 4.370%, 01/20/2006	1,000,140
2,000,000	World Savings Bank FSB, 4.550%, 03/20/2006	2,001,160
	Total investments purchased with cash proceeds from securities lending (cost $49,954,624)	49,954,624

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments Equity Portfolio	December 31, 2005

SHARES OR PRINCIPAL AMOUNT		VALUE
SHORT TERM INVESTMENTS (0.9%)
1,495,000	Columbia Treasury Reserves Capital Fund, 3.300%	$1,495,000
	Total short term investments (cost $1,495,000)	1,495,000
	Total investments (cost $194,365,019) (129.2%)	221,875,102
	Liabilities in excess of other assets (29.2)%	(50,095,668)
	Total Net Assets (100.0%)	$171,779,434

__________
(a)	Non-income producing security.
(b)	STEP - Bonds where the coupon increases or steps up at a predetermined rate.
(c)	All or a portion of the security is out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2005

Balanced Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Balanced Portfolio returned 5.63% for the year ended December 31, 2005.(1) The Portfolio’s benchmark, a 60% weighting of the Russell 1000 and 40% weighting of the Lehman Brothers Aggregate Index, returned 5.53% for the same period. The Portfolio’s previous benchmark, a 60% weighting of the S&P 500 Index and 40% weighting of the Lehman Brothers Aggregate Index, returned 4.00%.

What factors contributed to the variance between the Portfolio and its benchmark?

For the equity portion of the Portfolio, most of the out-performance came during the first three months of the year. We saw each of the three broad factors in our model (Value, Quality and Earnings Expectations) add value. Low volatility and moderate economic and profit growth laid the foundation for a rational market. In such an environment, investors tend to focus on long-term fundamentals, which bodes well for our disciplined philosophy and process.

For the fixed income portion of the Portfolio, the primary factors for the variance were the barbell structure and short duration structure. Since the prices of fixed income instruments move inversely to yields, the performance of the Portfolio was aided by our overweight position in longer-term maturities. The long end of the yield curve rallied, with the 30-year US Treasury bond yields lower by 28 basis points (bps). The intermediate yield curve rose with the 5-year and 10-year Treasury bond yields up by 69 bps and 15 bps, respectively. Also, the front end of the yield curve rose with the 3-month and the 6-month Treasury Bill yields up by 190 bps and 177 bps, respectively. These movements resulted in a dramatic flattening of the yield curve. Our performance was also enhanced by the Portfolio’s above-average cash position combined with our investment in LIBOR-based floating-rate notes.

Which holdings most enhanced the Portfolio’s performance?

Stock selection in Consumer Discretionary, Utility and Technology sectors contributed the most for the equity portion of the Portfolio. The largest individual contributors, were overweight positions in electricity generator and distributor TXU, health insurance provider Humana and oil refiner and gasoline retailer Valero Energy.

Average Annual Total Return(1) (as of 12/31/05)
	1 YEAR	5 YEARS	10 YEARS
Balanced Portfolio	5.63%	3.27%	10.65%
60% Russell 1000/40% LBA	5.53%	1.87%	8.62%
60% S&P 500/40% LBA	4.00%	2.99%	8.25%
__________
(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. The Lehman Brothers Aggregate Index ("LBA") is an unmanaged broad-based market index that includes mortgage-backed securities. Investors cannot actually invest in an index.

On January 1, 2006, the 60% equity weighting benchmark for the Balanced Portfolio was changed to the Russell 1000 Index from the S&P 500 Index. The Russell 1000 Index is an unmanaged index believed to be representative of the US stock market, including large- and medium-sized companies, which is consistent with the investment strategy of the equity portion of the Balanced Portfolio. The S&P 500 Index is an unmanaged index believed to be representative of the US stock market in general.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2005

For the fixed income portion of the Portfolio, selling positions in the auto sector prior to downgrades enhanced the Portfolio’s performance. In addition, positions in diversified energy company First Energy, natural gas and electric utility provider Pacific Gas & Electric, telecom firms Rogers Wireless and Sprint Capital and communications satellite company Intelsat Bermuda added to the Portfolio’s return.

Which holdings most negatively impacted the Portfolio’s performance?

Stock selection in the Industrial and Material sectors detracted the most. The largest individual detractors were underweight positions in integrated energy company ConocoPhillips and overweight positions in diversified conglomerate Tyco International and logistics and transportation company Ryder Systems.

For the fixed income portion of the Portfolio, although we sold our auto position prior to the downgrades, we bought General Motors Acceptance Corp (GMAC), the financial subsidiary of General Motors (GM), in the fourth quarter. Our move was based on GM’s announced plan to sell a stake in GMAC. We believe this sale will raise GMAC’s ratings to investment grade since it is very likely to be bought by a highly rated financial institution. With the auto sector still volatile, our position in GMAC was the worst performing holding for the year. In addition, positions in paper and wood products producer Boise Cascade and tobacco merchant Universal Corp detracted from the Portfolio’s return.

What is your outlook for the next year?

With the lagged effects of Fed tightening, higher energy costs and softer housing news, slower growth seems likely in 2006. However, corporations may continue their pace of growth given their strong balance sheets. In addition, consumers have record cash and net worth, which may offset the impact of a cooling housing market on consumer spending. Finally, both developed and developing foreign economies may continue to expand fast enough to help sustain US growth. We expect investors to continue to focus on companies that exhibit favorable long-term fundamentals. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

For the fixed income portion of the Portfolio, we expect higher short-term interest rates and a flattening, possibly inverting, yield curve, as the Fed continues to raise short-term rates, decreasing the use of financial leverage. We expect the Fed to stop tightening by the end of the first half of 2006. Earnings deceleration and negative event risk is a concern for the corporate sector. We plan to move to higher quality corporate bonds and increase exposure to Mortgage-backed Securities as volatility subsides. We will structure duration bias to neutral in anticipation of the end of Fed rate increases. We will also eliminate the barbell structure and lengthen portfolio duration as the Fed stops tightening.

Michael J. Dunlop	Chicago Equity Partners, LLC
Senior Vice President
40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (73.4%)
Aerospace & Defense (2.4%)
2,100	General Dynamics Corp.	$239,505
14,200	Honeywell International, Inc.	528,950
4,900	Northrop Grumman Corp. (d)	294,539
		1,062,994
Air Freight & Logistics (0.3%)
2,500	CNF, Inc.	139,725
Auto Components (0.4%)
10,500	The Goodyear Tire & Rubber Co. (a)(d)	182,490
Automobiles (0.5%)
4,000	Harley Davidson, Inc. (d)	205,960
Beverages (1.4%)
4,900	The Coca Cola Co.	197,519
800	Molson Coors Brewing Co. (d)	53,592
6,060	PepsiCo, Inc.	358,025
		609,136
Biotechnology (1.5%)
4,200	Amgen, Inc. (a)	331,212
4,700	Gilead Sciences, Inc. (a)	247,361
1,600	Techne Corp. (a)(d)	89,840
		668,413
Capital Markets (1.9%)
1,000	The Bear Stearns Companies, Inc	115,530
2,100	The Goldman Sachs Group, Inc. (d)	268,191
6,300	Merrill Lynch & Co, Inc.	426,699
		810,420
Chemicals (1.3%)
4,600	The Dow Chemical Co. (d)	201,572
2,000	Eastman Chemical Co. (d)	103,180
1,300	FMC Corp. (a)	69,121
1,600	The Scotts Miracle-Gro Co.	72,384
1,800	Sigma-Aldrich Corp. (d)	113,922
		560,179
Commercial Banks (5.0%)
22,500	Bank of America Corp.	1,038,375
2,700	Comerica, Inc.	153,252
4,200	KeyCorp (d)	138,306
13,600	Wachovia Corp. (d)	718,896
1,500	Zions Bancorporation	113,340
		2,162,169

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Commercial Services & Supplies (0.6%)
3,000	Equifax, Inc. (d)	$114,060
1,700	Robert Half International, Inc. (d)	64,413
1,500	West Corp. (a)(d)	63,225
		241,698
Communications Equipment (1.9%)
22,570	Cisco Systems, Inc. (a)	386,398
3,300	Harris Corp. (d)	141,933
12,000	Motorola, Inc.	271,080
4,000	Tellabs, Inc. (a)	43,600
		843,011
Computers & Peripherals (2.9%)
4,900	Apple Computer, Inc. (a)	352,261
14,388	Hewlett Packard Co.	411,928
4,400	International Business Machines Corp.	361,680
6,200	Western Digital Corp. (a) (d)	115,382
		1,241,251
Construction Materials (0.4%)
3,800	Florida Rock Industries, Inc.	186,428
Diversified Financial Services (4.7%)
10,400	CIT Group, Inc.	538,512
6,332	Citigroup, Inc.	307,292
13,340	J.P. Morgan Chase & Co.	529,465
7,300	Moody's Corp.	448,366
4,500	Principal Financial Group, Inc. (d)	213,435
		2,037,070
Diversified Telecommunication Services (1.9%)
22,600	BellSouth Corp. (d)	612,460
9,872	Sprint Corp. (d)	230,610
		843,070
Electric Utilities (1.2%)
14,200	Pacific Gas & Electric Corp. (d)	527,104
Electrical Equipment (0.5%)
3,600	Rockwell Automation, Inc. (d)	212,976

Electronic Equipment & Instruments (0.4%)
1,900	Arrow Electronics, Inc. (a)	60,857
5,500	Ingram Micro, Inc. (a)	109,615
		170,472
Energy Equipment & Services (0.7%)
7,200	Patterson-UTI Energy, Inc.	237,240
1,500	Unit Corp. (a)	82,545
		319,785

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Food & Staples Retailing (0.6%)
4,200	CVS Corp.	$110,964
4,800	SUPERVALU, Inc.	155,904
		266,868
Food Products (0.8%)
9,600	Archer-Daniels-Midland Co. (d)	236,736
3,100	Pilgrim's Pride Corp. (d)	102,796
		339,532
Gas Utilities (0.6%)
3,200	Questar Corp.	242,240

Health Care Equipment & Supplies (1.2%)
1,400	Bausch & Lomb, Inc.	95,060
3,400	Becton, Dickinson & Co.	204,272
3,600	C.R. Bard, Inc.	237,312
		536,644
Health Care Providers & Services (2.5%)
4,000	AmerisourceBergen Corp. (d)	165,600
2,400	Cigna Corp.	268,080
4,800	Humana, Inc. (a)(d)	260,784
2,200	Lincare Holdings, Inc. (a)	92,202
1	Medco Health Solutions, Inc. (a)	56
3,900	Wellpoint, Inc. (a)	311,181
		1,097,903
Hotels Restaurants & Leisure (0.9%)
6,200	Darden Restaurants, Inc.	241,056
4,400	McDonald's Corp.	148,368
		389,424
Household Durables (0.4%)
4,800	Toll Brothers, Inc. (a)(d)	166,272
Household Products (1.7%)
3,400	Colgate Palmolive Co.	186,490
9,165	Procter & Gamble Co.	530,470
		716,960
Independent Power Producers & Energy Traders (1.1%)
9,200	TXU Corp.	461,748
Industrial Conglomerates (1.1%)
6,500	Textron, Inc.	500,370

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Insurance (3.0%)
	1,200	The Allstate Corp.	$64,884
	6,000	Genworth Financial, Inc.	207,480
	4,800	Metlife, Inc.	235,200
	3,700	Prudential Financial, Inc.	270,803
	2,100	Safeco Corp.	118,650
	8,000	The St. Paul Travelers Companies, Inc. (d)	357,360
	3,000	UnumProvident Corp.	68,250
			1,322,627
Internet Software & Services (0.6%)
	650	Google, Inc. (a)	269,659
IT Services (0.5%)
	1,500	CheckFree Corp. (a)(d)	68,850
	3,300	Computer Sciences Corp. (a)	167,112
			235,962
Machinery	(0.9%)
	1,100	Cummins, Inc. (d)	98,703
	2,550	Joy Global, Inc.	102,000
	2,800	Paccar, Inc.	193,844
			394,547
Media (2.8%)
	2,300	Harte Hanks, Inc.	60,697
	4,050	The McGraw-Hill Companies, Inc. (d)	209,102
	28,330	Time Warner, Inc.	494,075
	3,800	Viacom, Inc. - Class B	123,880
	13,900	The Walt Disney Co.	333,183
			1,220,937
Metals & Mining (0.5%)
	3,300	Nucor Corp. (d)	220,176
Multiline Retail (1.7%)
	2,700	Dillard's Inc. (d)	67,014
	4,300	Federated Department Stores (d)	285,219
	5,500	J.C. Penney Co., Inc. Holding Co. (d)	305,800
	2,700	Nordstrom, Inc.	100,980
			759,013
Oil, Gas & Consumable Fuels (5.2%)
	6,100	ConocoPhillips	354,898
	3,200	Devon Energy Corp.	200,128
	12,940	Exxon Mobil Corp.	726,840
	4,900	Marathon Oil Corp. (d)	298,753
	2,600	Occidental Petroleum Corp.	207,688
	8,400	Valero Energy Corp.	433,440
			2,221,747
Paper & Forest Products (0.7%)
	11,000	Louisiana-Pacific Corp. (d)	302,170

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Pharmaceuticals (4.5%)
	13,880	Johnson & Johnson	$834,188
	8,200	King Pharmaceuticals, Inc. (a)	138,744
	11,500	Merck & Co., Inc. (d)	365,815
	15,840	Pfizer, Inc.	369,389
	2,600	Watson Pharmaceuticals, Inc. (a)(d)	84,526
	3,700	Wyeth	170,459
			1,963,121
Real Estate (1.3%)
	1,800	AvalonBay Communities, Inc. (d)	160,650
	3,200	CBL & Associates Properties, Inc. (d)	126,432
	4,300	Kimco Realty Corp. (d)	137,944
	2,400	Regency Centers Corp. (d)	141,480
			566,506
Road & Rail (0.8%)
	3,600	CSX Corp.	182,772
	3,800	Yellow Roadway Corp. (a)(d)	169,518
			352,290
Semiconductor & Semiconductor Equipment (2.3%)
	28,980	Intel Corp.	723,341
	8,500	MEMC Electronic Materials, Inc. (a)	188,445
	3,700	National Semiconductor Corp. (d)	96,126
			1,007,912
Software	(3.0%)
	9,400	Adobe Systems, Inc. (d)	347,424
	1,400	Fair Isaac Corp	61,838
	22,040	Microsoft Corp	576,346
	26,500	Oracle Corp. (a)	323,565
			1,309,173
Specialty Retail (1.7%)
	1,500	Abercrombie & Fitch Co. - Class A (d)	97,770
	11,990	Home Depot, Inc.	485,355
	2,200	Lowe's Companies, Inc.	146,652
			729,777
Textiles, Apparel & Luxury Goods (0.3%)
	3,600	Coach, Inc. (a)	120,024
Thrifts & Mortgage Finance (0.9%)
	1,600	IndyMac Bancorp, Inc. (d)	62,432
	1,800	Radian Group, Inc. (d)	105,462
	5,045	Washington Mutual, Inc. (d)	219,457
			387,351
Tobacco (1.3%)
	5,810	Altria Group, Inc. (d)	434,123
	1,300	Reynolds American, Inc. (d)	123,929
			558,052

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

Trading Companies & Distributors (0.4%)
	2,500	W.W. Grainger, Inc. (d)	$177,750
Wireless Telecommunication Services (0.2%)
	2,000	NII Holdings, Inc. (a)(d)	87,360
		Total common stocks (cost $27,756,730	31,948,466
PREFERRED STOCKS (0.5%)
Media (0.4%)
	145	Centaur Funding Corp., 9.080%, 04/21/2020, Cost — $171,062; Acquired — 07/22/2003 (b)(f)	187,865
Textiles, Apparel & Luxury Goods (0.1%)
	1,695	Tommy Hilfiger USA, 9.000%, 12/01/2031	42,816
		Total preferred stocks (cost $214,259)	230,681
CORPORATE BONDS (15.1%)
Aerospace & Defense (0.3%)
	$150,000	Boeing Capital Corp., 4.750%, 08/25/2008	149,690
Beverages	(0.2%)

	70,000	Miller Brewing Co., 5.500%, 08/15/2013, Cost — $71,959; Acquired — 07/13/2005 (b)	71,462
Capital Markets (0.1%)
	45,011	PLC Trust, 2.709%, 03/31/2006, Cost — $45,011; Acquired — 12/12/2003 (b)	44,848
Chemical	(0.8%)
	50,000	Lubrizol Corp., 5.500%, 10/01/2014 (d)	50,219
	80,000	Lyondell Chemical Co., 9.625%, 05/01/2007	83,900
	190,000	Terra Capital, Inc., 12.875%, 10/15/2008	222,300
			356,419
Commercial Banks (0.2%)

	35,000	Oversea-Chinese Banking Corp. Ltd., 7.750%, 09/06/2011, — Cost $39,133; Acquired — 11/08/2005 (b)(f)	39,391
	40,000	Union Planters Bank NA, 6.500%, 03/15/2008	41,277
			80,668
Commercial Services & Supplies (0.7%)
	125,000	Cendant Corp., 7.375%, 01/15/2013	139,847
	80,000	Corrections Corporation of America, 6.250%, 03/15/2013	79,600
	105,000	International Lease Finance Corp., 4.000%, 01/17/2006	104,978
			324,425
Construction & Engineering (0.2%)
	55,000	Blount, Inc., 8.875%, 08/01/2012 (d)	58,300
	50,000	William Lyon Homes, Inc., 7.625%, 12/15/2012	44,375
			102,675
Containers & Packaging (0.7%)
	275,000	Owens-Brockway Glass Container, 8.875%, 02/15/2009	288,406

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Diversified Financial Services (1.0%)
$80,000	American General Finance Corp., 4.875%, 07/15/2012	$78,260
35,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	32,713
200,000	Household Finance Corp., 4.125%, 11/16/2009	193,268
100,000	Hutchison Whampoa CI Ltd., 7.450%, 08/01/2017, Cost — $113,980; Acquired — 12/19/2005 (b)(f)	113,708
		417,949
Diversified Telecommunication Services (0.6%)
65,000	Intelsat Bermuda Ltd., 8.625%, 01/15/2015, Cost — $65,000; Acquired — 01/25/2005 (b)(f)	65,975
25,000	Sprint Capital Corp., 8.375%, 03/15/2012	29,010
65,000	Sprint Capital Corp., 8.750%, 03/15/2032 (d)	86,521
84,000	TELUS Corp., 8.000%, 06/01/2011 (f)	94,274
		275,780
Electric Utilities (0.5%)
195,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	202,510
Electronic Equipment & Instruments (0.2%)
35,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	35,582
70,000	Nortel Networks Ltd., 6.125%, 02/15/2006 (d)(f)	70,350
		105,932
Food Products (0.1%)
35,000	Tyson Foods, Inc., 8.250%, 10/01/2011	39,563
Health Care Equipment & Supplies (0.9%)
105,000	Guidant Corp., 6.150%, 02/15/2006	105,172
270,000	Hillenbrand Industries, Inc., 4.500%, 06/15/2009	264,775
		369,947
Health Care Providers & Services (0.3%)
55,000	Davita, Inc., 6.625%, 03/15/2013 (d)	56,238
35,000	Laboratory Corporation of America Holdings, 5.625%, 12/15/2015	35,531
35,000	Quest Diagnostics, Inc., 5.450%, 11/01/2015, Cost — $34,889; Acquired — 10/25/2005 (b)	35,328
		127,097
Hotels Restaurants & Leisure (1.0%)
75,000	Carnival Corp., 6.150%, 04/15/2008 (f)	76,846
150,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	166,125
155,000	Hyatt Equities LLC, 6.875%, 06/15/2007, Cost — $154,877; Acquired — 06/12/2002 (b)	158,196
40,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (d)	39,100
		440,267
Household Durables (0.9%)
175,000	KB Home, 5.750%, 02/01/2014	165,877
240,000	NVR, Inc., 5.000%, 06/15/2010	232,700
		398,577
Insurance (0.9%)
140,000	Marsh & McLennan Companies, Inc., 4.270%, 07/13/2007 (c)	139,609
225,000	RenaissanceRe Holdings Ltd., 7.000%, 07/15/2008 (f)	233,707
35,000	The St. Paul Travelers Companies, Inc., 5.500%, 12/01/2015	35,319
		408,635

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Machinery (0.1%)
$55,000	Case Corp., 7.250%, 01/15/2016	$51,563
Media (1.2%)
40,000	British Sky Broadcasting PLC, 8.200%, 07/15/2009 (f)	43,752
155,000	Charter Communications, Inc., 8.000%, 04/30/2012, Cost — $155,161; Acquired — 04/21/2004 (b)	155,000
61,000	DirecTV Holdings LLC, 8.375%, 03/15/2013	65,880
100,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	96,375
125,000	News America, Inc., 6.200%, 12/15/2034 (d)	124,577
35,000	Tribune Company, 4.875%, 08/15/2010	34,166
		519,750
Metals & Mining (0.1%)
65,000	Corporacion Nacional Del Cobre, 5.625%, 09/21/2035, Cost — $63,812; Acquired — 09/16/2005 (b)(f)	64,985
Multiline Retail (0.2%)
75,000	JC Penney Co., Inc., 8.000%, 03/01/2010	82,519
Oil, Gas & Consumable Fuels (0.9%)
100,000	Chesapeake Energy Corp., 6.250%, 01/15/2018	98,500
70,000	Enterprise Products Operating LP, 5.600%, 10/15/2014	70,065
70,775	Ras Laffan Liquefied Natural Gas Co., Ltd., 3.437%, 09/15/2009, Cost — $69,876; Acquired — 07/02/2004 (b)(f)	68,372
110,000	Southern Natural Gas Co., 8.875%, 03/15/2010	118,109
		355,046
Paper & Forest Products (0.1%)
50,000	Boise Cascade LLC, 7.125%, 10/15/2014	46,875
Real Estate (1.5%)
80,000	Health Care REIT, Inc., 7.500%, 08/15/2007	82,559
215,000	Hospitality Properties Trust, 6.750%, 02/15/2013	229,384
55,000	iStar Financial, Inc., 8.750%, 08/15/2008	59,495
40,000	iStar Financial, Inc., 5.150%, 03/01/2012	38,788
35,000	New Plan Excel Realty Trust, Inc., 5.125%, 09/15/2012	34,443
200,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	220,000
		664,669
Wireless Telecommunication Services (1.4%)
65,000	America Movil SA de CV, 6.375%, 03/01/2035 (f)	64,435
155,000	Cingular Wireless Services, Inc., 8.750%, 03/01/2031	205,958
270,000	Nextel Communications, Inc., 6.875%, 10/31/2013	281,903
60,000	Rogers Wireless, Inc., 7.500%, 03/15/2015	65,100
		617,396
	Total corporate bonds (cost $6,500,990)	6,607,653
FOREIGN GOVERNMENT NOTES/BONDS (0.4%)
155,000	Export-Import Bank Of Korea, 4.500%, 08/12/2009 (f)	152,382
40,000	Ministry Finance Russia, 3.000%, 05/14/2011 (f)	35,626
	Total foreign government notes/bonds (cost $189,163)	188,008

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE BACKED SECURITIES (0.5%)
$59,550	First Union National Bank Commercial Mortgage, Series 1999 — C4, 7.184%, 12/15/2031	$60,593
139,050	Residential Funding Mortgage Securities I, Series 2005 — S7, 5.500%, 11/25/2035	137,966
	Total mortgage backed securities (cost $197,344)	198,559

MUNICIPAL BONDS (4.5%)
30,000	Baltimore Maryland General Obligation Unlimited, 7.250%, 10/15/2010	31,797
165,000	California County TOB Securitization Agency, 7.500%, 06/01/2019	167,498
154,791	Louisiana Tobacco Settlement Financing Corp., 6.360%, 05/15/2025	156,008
165,000	Mansfield Texas General Obligation Limited, 5.410%, 02/15/2019	165,955
65,000	Minneapolis Minnesota Refunding Bonds, 6.300%, 12/01/2035	69,285
235,000	Ohio State Revenue Bond, 5.540%, 10/01/2025	238,511
380,000	Providence Health System, 4.540%, 10/01/2008	376,029
150,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	149,096
270,000	San Jose California Financing Authority, 4.310%, 03/01/2029 (c)	270,000
134,818	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	134,473
95,000	South El Monte California Tax Allocation Note, 4.950%, 08/01/2014	100,855
115,000	Susquehanna Area Regional Airport, 2.400%, 01/01/2006	115,000
	Total municipal bonds (cost $1,958,650)	1,974,507
U.S. TREASURY OBLIGATIONS (2.5%)
50,000	U.S. Treasury Note, 3.875%, 05/15/2010 (d)	49,068
215,000	U.S. Treasury Note, 4.500%, 11/15/2010 (d)	216,226
36,511	U.S. Treasury Note, 1.625%, 01/15/2015	35,186
780,000	U.S. Treasury Note, 4.250%, 08/15/2015 (d)	770,159
	Total U.S. treasury obligations (cost $1,075,377)	1,070,639
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (26.2%)
250,000	AIG Sunamerica Global Finance XXXI Note, 4.380%, 02/23/2006	249,987
3,733,000	Bank of New York Institutional Cash Reserve Fund, 4.363%	3,733,000
500,000	Berkshire Hathaway Finance, 4.400%, 02/16/2006	499,980
500,000	Beta Finance, Inc., 4.350%, 01/03/2006	500,020
500,000	Capital Auto Receivables Asset Trust, 4.429%, 01/17/2006	500,223
500,000	Credit Suisse First Boston, 4.340%, 02/21/2006	499,922
341,376	First Franklin Mortgage, 4.479%, 01/25/2006 (e)	341,405
300,000	General Electric Capital Corp., 4.114%, 01/03/2006	300,318
200,000	General Electric Capital Corp., 4.420%, 02/21/2006	200,130
337,482	Granite Master Issuer PLC, 4.410%, 01/20/2006 (e)	337,482
400,000	K2 USA LLC, 4.200%, 01/25/2006	400,020
250,000	Links Finance LLC, 4.353%, 01/03/2006	250,045
288,560	Morgan Stanley ABS Capital, 4.469%, 01/25/2006 (e)	288,445
400,000	Permanent Financing PLC, 4.570%, 03/10/2006 (e)	400,494
500,000	Royal Bank of Scotland PLC, 4.231%, 01/23/2006	499,925
400,000	Sigma Finance, Inc., 4.369%, 01/17/2006	400,000
107,225	Structured Asset Investment Loan Trust, 4.469%, 01/25/2006 (e)	107,344

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (continued)
$500,000	Suntrust Bank, 4.282%, 02/13/2006	$499,933
500,000	Superior Wholesale Inventory Financing Trust, 4.469%, 01/17/2006	498,594
500,000	Textron Financial Floorplan Master Note, 4.482%, 01/13/2006	483,590
400,000	World Savings Bank FSB, 4.550%, 03/20/2006	400,232
	Total investments purchased with cash proceeds from securities lending (cost $11,391,089)	11,391,089
SHORT TERM INVESTMENTS (2.8%)
1,164,000	Columbia Treasury Reserve Capital Fund. 3.300%	1,164,000
	Total short term investments (cost $1,164,000)	1,164,000
	Total investments (Cost $50,447,602) (125.9%)	54,773,602
	Liabilities in excess of other assets (25.9%)	(11,262,400)
	Total Net Assets (100.0%)	$43,511,202

__________
(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Variable Coupon Rate - The rate reported is the rate in effect as of December 31, 2005.
(d)	All or a portion of the security is out on loan.
(e)	STEP - Bonds where the coupon increases or steps up at a predetermined rate.
(f)	Foreign Security or a U.S. Security of a foreign company.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2005

High Yield Portfolio

How did the Fund perform relative to its Benchmark?

The 40|86 Series Trust High Yield Portfolio returned 1.15% for the year ended December 31, 2005. The Portfolio’s benchmark, the Merrill Lynch High Yield Master II Index, returned 2.72% for the same period.

What factors contributed to the variance between the Portfolio and its benchmark?

During the past six months, the Portfolio experienced a number of significant cash flows both in and out. These cash flows hindered our ability to manage the Portfolio to reach optimal performance. Subsequent to year-end, we have taken steps to prevent similar occurrences. The Portfolio was negatively impacted due to an overweight position in the paper and forest product sector. This sector suffered due to a Leveraged Buyout (LBO) transaction as well as continued weak demand trends and rising input costs. The Portfolio also was impacted negatively due to security selections in the capital goods sector. This resulted in an underperformance versus the benchmark. While the capital goods sector out-performed, we underperformed as a result of specific selections. Fundamental and broad concerns of a slowing economy impacted these securities. Finally, we were underweight the energy sector, which had favorable returns.

Which holdings most enhanced the Portfolio’s performance?

The Portfolio’s return was positively impacted by railroad TFM SA (Kansas City Southern de Mexico), utility operator Texas Genco and Canadian wireless phone operator Rogers Wireless. TFM SA was the best performing holding for the period, generating a 14.52% return. This return is a result of favorable price increases as the demand for railroad transportation increased. Texas Genco contributed with a positive return of 11.11% as strong fundamentals persisted in the utilities. In addition, the acquisition by NRG led to our bonds being tendered at above-market prices. Rogers Wireless demonstrated a strong operating performance from its now dominant wireless subsidiary and returned 10.77%.

Which holdings most negatively impacted the Portfolio’s performance?

The Portfolio’s main detractors for 2005 were auto parts company Affinia Group, polymer-based membrane manufacturer Polypore and paperboard packaging provider Graphic Packaging. Affinia Group, which was spun off from Dana Corporation in 2004, detracted from performance with a 10.82% decline. Affinia continues to struggle in its ability to pass on increasing raw material prices. We sold our Affinia Group position in August 2005. Graphic Packaging declined 9.44% amidst concerns about the ability to pass

Average Annual Total Return(1) (as of 12/31/05)
	1 YEAR	5 YEARS	SINCE INCEPTION
High Yield Portfolio	1.15%	9.19%	8.85%
MLHY Master II	2.72%	8.39%	6.80%
__________
(1)
 The inception date of this portfolio was June 13, 2000. Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Merrill Lynch High Yield ("MLHY") Master II Index is an unmanaged market capitalization weighted index of all domestic and Yankee high yield bonds. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2005

through rising raw materials, energy, transportation and labor costs. Polypore’s 7.77% decline was due to increased competition in Asia and the loss of a major contract. We sold our Polypore position late in September 2005.

What is your outlook for the next year?

We expect the Federal Reserve will continue to raise short-term interest rates during the first half of 2006. We believe this policy will result in low inflation with slow and steady economic growth. We expect the high yield market to experience more volatility until the Fed ceases increasing rates. During the second half of 2006, we expect credit spreads will widen as default rates begin to increase from very low levels as economic growth slows. We do not anticipate new inflows into fixed income or the high yield market during 2006.

The high yield market continues to trade at historically low spreads while the domestic default rate remains well below the historical average. We expect this environment to persist for a good part of 2006. However, we do expect that the positive credit cycle could begin to turn late 2006. We anticipate the domestic default rate will begin to trend higher as increased risks enter the high yield market. The most prominent risks we envision are LBOs, increased dividends to shareholders, shareholder purchases and deteriorating quality of high yield issuance. All of these risks negatively impact debt securities. There is a trend developing in new issuance. LBO type transactions have been on the rise, whereas new issuance for refinancings has been on the decline. This is worrisome because LBO transactions are difficult to protect against, and refinancings improve balance sheets. However, while these risks exist, many high yield companies have taken advantage of the strong markets in recent years to strengthen their balance sheets. Stronger balance sheets will provide these companies with more flexibility when the economy and markets become less forgiving.

For 2006 we are implementing a more defensive stance in order to preserve principal and achieve consistent current income for the Portfolio. Currently, the core of the Portfolio remains in the middle tier (rated "B" by Standard and Poor’s) of the high yield market. We believe that this stance is acceptable; however, we plan to slowly move up in quality as opportunities present themselves. We expect once the Fed chooses to stop increasing short-term interest rates, higher quality names could outperform. In addition to credit quality, we will also look to sector allocations in order to achieve a more defensive outlook. We will concentrate on reducing allocations of highly cyclical sectors to less cyclical, more defensive areas in the high yield market. We continue to select securities based on recommendations from our credit research team. We are concentrating on those companies that are positioned well within their respective industries, have manageable debt maturities and have strong management teams. These companies generally have enterprise values able to withstand more volatile financial markets. These companies include independent natural gas producer Chesapeake Energy and medical equipment and service provider Universal Hospital Corporation.

Amy Gibson, CFA	Richard Matas
Vice President	Senior Trader
40|86 Advisors, Inc.	40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT			VALUE

COMMON STOCKS (0.2%)
Chemicals	(0.2%)
	842	Huntsman Corp. (a)	$14,499
		Total common stocks (cost $5,972)	14,499
PREFERRED STOCKS (0.3%)
Textiles, Apparel & Luxury Goods (0.3%)
	1,171	Tommy Hilfiger USA, 9.000%, 12/01/2031	29,580
		Total preferred stocks (cost $29,862)	29,580
CORPORATE BONDS (76.7%)
Aerospace & Defense (1.3%)
	$70,000	DRS Technologies, Inc., 6.875%, 11/01/2013	67,287
	45,000	Hexcel Corp, 6.750%, 02/01/2015	43,650
			110,937
Auto Components (1.7%)
	45,000	Tenneco Automotive, Inc., 8.625%, 11/15/2014	42,750
	45,000	TRW Automotive Acquisition, 9.375%, 02/15/2013	48,938
	60,000	United Components, Inc., 9.375%, 06/15/2013	60,000
			151,688
Building Products (0.6%)
	55,000	FastenTech, Inc., 11.500%, 05/01/2011	54,175
Chemicals (2.1%)
	80,000	Huntsman International LLC, 7.375%, 01/01/2015, Cost — $80,000; Acquired — 12/03/2004 (b)	77,600
	45,000	Nalco Co., 8.875%, 11/15/2013	47,363
	53,000	Rockwood Specialties Group, Inc., 10.625%, 05/15/2011	58,366
			183,329
Commercial Services & Supplies (2.6%)
	100,000	Adesa, Inc., 7.625%, 06/15/2012	100,000
	50,000	Allied Waste North America, Inc., 7.250%, 03/15/2015	50,750
	80,000	Corrections Corporation of America, 6.250%, 03/15/2013	79,600
			230,350
Communications Equipment (0.5%)
	45,000	Superior Essex Communications, 9.000%, 04/15/2012	44,550
Construction & Engineering (1.8%)
	60,000	Blount, Inc., 8.875%, 08/01/2012	63,600
	100,000	William Lyon Homes, Inc., 7.625%, 12/15/2012	88,750
			152,350
Construction Materials (1.4%)
	120,000	US Concrete, Inc., 8.375%, 04/01/2014	120,300
Containers & Packaging (3.1%)
	125,000	Graham Packaging Co., 8.500%, 10/15/2012	123,750
	100,000	Owens-Brockway Glass Container, 8.250%, 05/15/2013	103,750
	45,000	Park-Ohio Industries, 8.375%, 11/15/2014	39,600
			267,100
The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Diversified Financial Services (0.5%)
$50,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	$46,734
Diversified Telecommunication Services (5.7%)
100,000	Cincinnati Bell, Inc., 8.375%, 01/15/2014	98,875
105,000	Innova S de RL, 9.375%, 09/19/2013 (d)	117,075
45,000	Intelsat Bermuda Ltd., 8.695%, 01/15/2012, Cost — $45,000; Acquired — 01/25/2005 (b)(c)(d)	45,956
25,000	Intelsat Bermuda Ltd., 8.625%, 01/15/2015, Cost — $25,000; Acquired — 01/25/2005 (b)(d)	25,375
100,000	L-3 Communications Corp., 6.375%, 10/15/2015, Cost — $99,103; Acquired — 07/27/2005 (b)	100,250
110,000	Qwest Communications International, Inc., 7.250%, 02/15/2011	112,750
		500,281
Electric Utilities (2.1%)
100,000	Texas Genco LLC, 6.875%, 12/15/2014, Cost — $100,000; Acquired — 12/08/2004 (b)	108,750
70,961	Midwest Generation LLC, 8.560%, 01/02/2016	77,214
		185,964
Electronic Equipment & Instruments (2.1%)
75,000	Celestica, Inc., 7.875%, 07/01/2011	75,938
105,000	Flextronics International Ltd., 6.250%, 11/15/2014	104,081
		180,019
Food Products (1.7%)
100,000	Del Monte Corp., 6.750%, 02/15/2015	98,000
50,000	Dole Food Co, Inc., 7.250%, 06/15/2010	48,750
		146,750
Health Care Equipment & Supplies (1.3%)
105,000	Universal Hospital Services, Inc., 10.125%, 11/01/2011	109,200
Health Care Providers & Services (3.7%)
125,000	Alderwoods Group, Inc., 7.750%, 09/15/2012	130,000
110,000	Davita, Inc., 7.250%, 03/15/2015	111,925
85,000	Healthsouth Corp., 10.750%, 10/01/2008	85,425
		327,350
Hotels Restaurants & Leisure (7.8%)
30,000	Host Marriott LP, 7.125%, 11/01/2013	31,350
90,000	Host Marriott LP, 6.375%, 03/15/2015	90,225
95,000	Las Vegas Sands Corp., 6.375%, 02/15/2015	91,912
100,000	MGM Mirage, 6.625%, 07/15/2015	100,250
80,000	Pinnacle Entertainment, Inc., 8.250%, 03/15/2012	83,100
85,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	94,138
95,000	Vail Resorts, Inc., 6.750%, 02/15/2014	95,475
100,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014	97,750
		684,200
Household Durables (1.1%)
100,000	Beazer Homes USA, Inc., 6.875%, 07/15/2015	96,375
Household Products (1.1%)
95,000	Church & Dwight, Inc., 6.000%, 12/15/2012	94,050

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Leisure Equipment & Products (2.0%)
$60,000	K2 USA, Inc., 7.375%, 07/01/2014	$60,000
125,000	Riddell Bell Holdings, Inc., 8.375%, 10/01/2012	116,562
		176,562
Machinery (2.7%)
130,000	Case Corp., 7.250%, 01/15/2016	121,875
60,000	Navistar International, 7.500%, 06/15/2011	57,450
60,000	Terex Corp., 7.375%, 01/15/2014	59,700
		239,025
Media (7.6%)
105,000	Charter Communications, 8.375%, 04/30/2014, Cost — $106,575; Acquired — 11/05/2004 (b)	105,000
105,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	101,194
100,000	Lin Television Corp., 6.500%, 05/15/2013	96,375
67,000	PanAmSat Corp., 9.000%, 08/15/2014	70,517
90,000	R.H. Donnelley Corp., 6.875%, 01/15/2013	83,362
85,000	Sinclair Broadcast Group, Inc., 8.000%, 03/15/2012	87,975
45,000	Sun Media Corp., 7.625%, 02/15/2013 (d)	46,350
75,000	Warner Music Group, 7.375%, 04/15/2014	74,813
		665,586
Metals & Mining (0.9%)
85,000	Novelis, Inc., 7.250%, 02/15/2015, Cost — $85,162; Acquired — 01/28/2005 and 06/02/2005 (b)(d)	79,688
Oil, Gas & Consumable Fuels (5.5%)
110,000	Chesapeake Energy Corp., 6.250%, 01/15/2018	108,350
40,000	Dynegy Holdings, Inc., 10.125%, 07/15/2013, Cost — $39,731; Acquired — 08/01/2003 (b)	45,400
115,000	El Paso Production Holding Co., 7.750%, 06/01/2013	119,887
110,000	Houston Exploration Co., 7.000%, 06/15/2013	106,150
100,000	Pacific Energy Partners LP, 7.125%, 06/15/2014	103,500
		483,287
Paper & Forest Products (3.2%)
75,000	Cenveo Corp., 9.625%, 03/15/2012	81,375
75,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	67,875
55,000	Graphic Packaging International Corp., 9.500%, 08/15/2013	52,800
90,000	Neenah Paper, Inc., 7.375%, 11/15/2014	81,675
		283,725
Personal Products (2.3%)
65,000	Del Laboratories, Inc., 8.000%, 02/01/2012	51,675
100,000	Elizabeth Arden, Inc., 7.750%, 01/15/2014	101,500
50,000	NBTY, Inc., 7.125%, 10/01/2015, Cost — $49,565; Acquired — 09/16/2005 (b)	47,875
		201,050
Pharmaceuticals (0.6%)
50,000	Mylan Labs, Inc., 6.375%, 08/15/2015, Cost — $50,000; Acquired — 07/14/2005 (b)	50,313
Real Estate (1.1%)
85,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	93,500

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Road & Rail (1.8%)
$50,000	Hertz Corp., 8.875%, 01/01/2014, Cost — $50,000; Acquired — 12/15/2005 (b)	$51,187
100,000	TFM SA de CV, 9.375%, 05/01/2012, Cost — $101,181; Acquired — 04/13/2005 and 05/18/2005 (b)(d)	110,000
		161,187
Semiconductors & Semiconductor Equipment (0.6%)
50,000	Freescale Semiconductor, Inc., 7.125%, 07/15/2014	53,500
Textiles, Apparel & Luxury Goods (2.5%)
100,000	Brown Shoe, Inc., 8.750%, 05/01/2012	105,000
115,000	Russell Corp., 9.250%, 05/01/2010	117,156
		222,156
Tobacco (0.4%)
40,000	Alliance One International, Inc., 11.000%, 05/15/2012, Cost — $40,000; Acquired — 05/10/2005 (b)	35,400
Wireless Telecommunication Services (3.3%)
69,300	AirGate PCS, Inc., 9.375%, 09/01/2009, Cost — $61,591; Acquired — 02/13/2004 (b)	72,765
32,000	Alamosa Delaware, Inc., 11.000%, 07/31/2010	36,240
25,000	New Skies Satellites NV, 9.125%, 11/01/2012 (d)	26,844
40,000	Rogers Wireless, Inc., 9.625%, 05/01/2011 (d)	46,200
50,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (d)	54,250
50,000	Rural Cellular Corp., 8.250%, 03/15/2012	53,000
		289,299
	Total corporate bonds (cost $6,789,520)	6,719,980
MUNICIPAL BONDS (0.7%)
60,000	Academica Charter Schools, 8.100%, 08/15/2024, Cost — $60,000; Acquired — 08/18/2004 (b)	62,373
	Total municipal bonds (cost $60,000)	62,373
SHORT TERM INVESTMENTS (8.5%)
371,000	Columbia Treasury Reserve Capital Fund. 3.300%	371,000
371,000	AIM Short Term Investor Share Treasury #2 Fund, 4.130%	371,000
	Total short term investments (cost $742,000)	742,000
	Total investments (cost $7,627,354) (86.4%)	7,568,432
	Other assets in excess of liabilities (13.6%)	1,190,685
	Total Net Assets (100.0%)	$8,759,117
__________
(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Variable Coupon Rate - The rate reported is the rate in effect at December 31, 2005.
(d)	Foreign Security or U.S. Security of a foreign company.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2005

Fixed Income Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Fixed Income Portfolio returned 2.26% for the year ended December 31, 2005. The Portfolio’s benchmark, the Lehman Brothers Aggregate Index, returned 2.43% for the same period.

What factors contributed to the variance between the Portfolio and its benchmark?

The primary factors for the variance were the barbell structure and short duration structure. Since the prices of fixed income instruments move inversely to yields, the performance of the Portfolio was aided by our overweight position in longer-term maturities. The long end of the yield curve rallied, with the 30-year US Treasury bond yields lower by 28 basis points (bps). The intermediate yield curve rose, with the 5-year and 10-year Treasury bond yields up by 69 bps and 15 bps, respectively. Also, the front end of the yield curve rose, with the 3-month and the 6-month Treasury Bills yields up by 190 bps and 177 bps, respectively. These movements resulted in a dramatic flattening of the yield curve. Our performance was also enhanced by the Portfolio’s above-average cash position combined with our investment in LIBOR-based floating-rate notes.

Our overweight positions in Commercial Mortgage-backed Securities, Asset-backed Securities, Collateralized Mortgage Obligation Securities, Agencies and Yankee bonds and our underweight position in pass-through Mortgage-backed Securities helped performance. However our overweight position in Corporate bonds hurt performance. Additionally, the 12.5% allocation to high yield securities also helped the performance of the Portfolio since high yield securities outperformed similar duration Treasury bonds for the year. The Portfolio’s benchmark is comprised completely of investment grade securities.

Which holdings most enhanced the Portfolio’s performance?

Selling positions in the auto sector prior to downgrades enhanced the Portfolio’s performance. In addition, positions in diversified energy company First Energy, natural gas and electric utility provider Pacific Gas & Electric, telecom firms Rogers Wireless and Sprint Capital and communications satellite company Intelsat Bermuda added to the Portfolio’s return.

Which holdings most negatively impacted the Portfolio’s performance?

Although we sold our auto position prior to the downgrades, we bought General Motors Acceptance Corp (GMAC), the financial subsidiary of General Motors (GM), in the fourth quarter. Our move was based on GM’s announced plan to sell a stake in GMAC. We believe this sale will raise GMAC’s ratings to investment grade

Average Annual Total Return(1) (as of 12/31/05)

	1 YEAR	5 YEARS	10 YEARS
Fixed Income Portfolio	2.26%	5.93%	5.99%
LBA	2.43%	5.87%	6.16%
__________
(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Aggregate Index ("LBA") is an unmanaged broad-based market index that includes mortgage-backed securities. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2005

since it is very likely to be bought by a highly rated financial institution. With the auto sector still volatile, our positions in auto and truck parts manufacturer Lear Corp and GMAC were the worst performing holdings for the year. In addition, positions in paper and wood products producer Boise Cascade and tobacco merchant Universal Corp detracted from the Portfolio’s return.

What is your outlook for the next year?

We expect higher short-term interest rates and a flattening, possibly inverting, yield curve as the Fed continues to raise short-term rates, decreasing the use of financial leverage. We expect the Fed to stop tightening by the end of the first half of 2006. Earnings deceleration and negative event risk is a concern for the corporate sector. We plan to move to higher quality corporate bonds and increase exposure to Mortgage-backed Securities as volatility subsides. We will structure duration bias to neutral in anticipation of the end of Fed rate increases. We will also eliminate the barbell structure and lengthen portfolio duration as the Fed stops tightening.

Michael J. Dunlop	John Saf, CFA, CPA
Senior Vice President	Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

PREFERRED STOCKS (0.9%)
Media (0.7%)
130	Centaur Funding Corp., Cost — $153,366; Acquired — 07/22/2003 (b)	$168,431
Textiles, Apparel & Luxury Goods (0.2%)
1,486	Tommy Hilfiger USA, 9.000%, 12/01/2031	37,537
	Total preferred stocks (cost $191,237)	205,968
ASSET BACKED SECURITIES (0.7%)
$166,103	Centex Home Equity, Series #2001-A A6, 6.250%, 04/25/2031	165,640
248	Equity One ABS, Inc., Series #2002-1 AF2, 5.523%, 08/25/2032	247
	Total asset backed securities (cost $167,953)	165,887
CORPORATE BONDS (53.7%)
Aerospace & Defense (0.4%)
95,000	Boeing Capital Corp., 4.750%, 08/25/2008	94,804
Auto Components (0.4%)
100,000	Lear Corp., 8.110%, 05/15/2009	93,137
Beverages (0.6%)
135,000	Miller Brewing Co., 5.500%, 08/15/2013, Cost — $138,778 Acquired — 07/13/2005 (b)	137,819
Capital Markets (0.3%)
65,000	Lehman Brothers Holdings, Inc., 3.600%, 03/13/2009 (d)	62,595
Chemicals (1.2%)
100,000	Lubrizol Corp., 5.500%, 10/01/2014	100,438
75,000	Lyondell Chemical Co., 9.625%, 05/01/2007	78,656
80,000	Terra Capital, Inc., 12.875%, 10/15/2008	93,600
		272,694
Commercial Banks (1.8%)
145,000	Huntington National Bank, 3.125%, 05/15/2008	139,368
70,000	Oversea-Chinese Banking Corp. Ltd., 7.750%, 09/06/2011, Cost — $78,267; Acquired — 11/08/2005 (b)	78,781
185,000	Union Planters Bank NA, 6.500%, 03/15/2008	190,908
		409,057
Commercial Services & Supplies (2.0%)
75,000	Cendant Corp., 7.375%, 01/15/2013	83,908
170,000	Corrections Corporation of America, 6.250%, 03/15/2013	169,150
205,000	International Lease Finance Corp., 4.000%, 01/17/2006	204,958
		458,016
Computers & Peripherals (0.3%)
70,000	NCR Corp., 7.125%, 06/15/2009	73,279
Construction & Engineering (0.9%)
115,000	Blount, Inc., 8.875%, 08/01/2012 (d)	121,900
105,000	William Lyon Homes, Inc., 7.625%, 12/15/2012	93,187
		215,087

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Containers & Packaging (0.5%)
$100,000	Owens-Brockway Glass Container, 8.875%, 02/15/2009	$104,875
Diversified Financial Services (2.3%)
150,000	American General Finance Corp., 4.875%, 07/15/2012	146,737
50,000	Bunge Ltd Finance Corp., 4.375%, 12/15/2008	49,171
165,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	154,221
185,000	HSBC Finance Corp., 4.125%, 11/16/2009	178,772
		528,901
Diversified Telecommunication Services (4.1%)
135,000	Intelsat Bermuda Ltd., 8.625%, 01/15/2015, Cost — $135,000; Acquired — 01/25/2005 (b)(d)(a)	137,025
50,000	Sprint Capital Corp., 8.375%, 03/15/2012	58,020
130,000	Sprint Capital Corp., 8.750%, 03/15/2032 (d)	173,043
75,000	Tele-Communications, Inc., 9.800%, 02/01/2012	90,586
445,000	TELUS Corp., 8.000%, 06/01/2011 (a)	499,425
		958,099
Electric Utilities (5.5%)
135,000	Cilcorp, Inc., 8.700%, 10/15/2009	150,111
185,000	FirstEnergy Corp., 7.375%, 11/15/2031	218,981
155,000	Nisource Finance Corp., 7.875%, 11/15/2010	171,910
130,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	135,006
330,000	PSI Energy, Inc., 6.650%, 06/15/2006	332,726
265,000	Southwestern Public Service Co., 5.125%, 11/01/2006	265,276
		1,274,010
Electrical Equipment (0.7%)
150,000	Cooper Industries, Inc., 5.500%, 11/01/2009	152,857
Electronic Equipment & Instruments (0.6%)
80,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	81,330
50,000	Nortel Networks Ltd., 6.125%, 02/15/2006 (d)(a)	50,250
		131,580
Food Products (0.9%)
125,000	Corn Products International, Inc., 8.450%, 08/15/2009	137,873
70,000	Tyson Foods, Inc., 8.250%, 10/01/2011	79,126
		216,999
Health Care Equipment & Supplies (0.4%)
95,000	Guidant Corp., 6.150%, 02/15/2006	95,156
Health Care Providers & Services (2.7%)
100,000	Davita, Inc., 6.625%, 03/15/2013 (d)	102,250
70,000	Laboratory Corporation of America Holdings, 5.625%, 12/15/2015	71,062
185,000	Medco Health Solutions, Inc., 7.250%, 08/15/2013	203,526
70,000	Quest Diagnostics, Inc., 5.450%, 11/01/2015, Cost — $69,779; Acquired — 10/25/2005 (b)(d)	70,657
165,000	Service Corp International, 7.700%, 04/15/2009	174,075
		621,570

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Hotels Restaurants & Leisure (1.8%)
$80,000	Carnival Corp., 6.150%, 04/15/2008 (a)	$81,969
135,000	Hyatt Equities LLC, 6.875%, 06/15/2007, Cost — $134,895; Acquired — 06/12/2002 (b)	137,784
100,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	110,750
80,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (d)	78,200
		408,703
Household Durables (1.9%)
110,000	KB Home, 5.750%, 02/01/2014 (d)	104,266
155,000	NVR, Inc., 5.000%, 06/15/2010.	150,285
175,000	Ryland Group, Inc., 5.375%, 06/01/2008	175,002
		429,553
Insurance (6.4%)
30,000	Citizens Property Insurance Corp., 6.850%, 08/25/2007, Cost — $30,401; Acquired — 06/22/2001 (b)	30,791
275,000	Marsh & McLennan Co., Inc., 4.270%, 07/13/2007 (c)	274,233
220,000	Monumental Global Funding II, 4.625%, 03/15/2010, Cost — $219,992; Acquired — 03/09/2005 (b)	218,840
505,000	Protective Life US Funding Trust, 5.875%, 08/15/2006, Cost — $505,202; Acquired — 08/06/2001 and 08/28/2001 (b)	507,899
325,000	RenaissanceRe Holdings Ltd., 7.000%, 07/15/2008 (a)	337,577
70,000	St. Paul Travelers, Inc., 5.500%, 12/01/2015 (d)	70,637
35,000	Transamerica Corp., 6.750%, 11/15/2006	35,543
		1,475,520
Machinery (0.8%)
105,000	Case Corp., 7.250%, 01/15/2016	98,437
80,000	Kennametal, Inc., 7.200%, 06/15/2012	86,958
		185,395
Media (4.8%)
75,000	British Sky Broadcasting PLC, 8.200%, 07/15/2009 (d) (a)	82,034
100,000	Charter Communications Op. LLC, 8.000%, 04/30/2012, Cost — $100,104; Acquired — 04/21/2004 (b)	100,000
90,000	Clear Channel Communications, Inc., 6.625%, 06/15/2008	92,258
185,000	Clear Channel Communications, Inc., 8.000%, 11/01/2008	196,807
175,000	Comcast Corp., 7.050%, 03/15/2033 (d)	189,522
60,000	DirecTV Holdings LLC, 8.375%, 03/15/2013	64,800
100,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	96,375
110,000	News America Holdings, 7.700%, 10/30/2025	126,550
95,000	News America, Inc., 6.200%, 12/15/2034 (d)	94,679
70,000	Tribune Company, 4.875%, 08/15/2010	68,333
		1,111,358
Metals & Mining (0.5%)
125,000	Corporacion Nacional Del Cobre, 5.625%, 09/21/2035, Cost — $122,717; Acquired — 09/16/2005 (b)(a)	124,970
Motor Vehicles And Passenger Car Bodies (0.6%)
135,000	Enterprise Products Operating LP, 5.600%, 10/15/2014	135,126
Multi-Utilities (0.6%)
145,000	Consolidated Edison, Inc., 3.625%, 08/01/2008	140,606

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Oil, Gas & Consumable Fuels (2.2%)
$200,000	Chesapeake Energy Corp., 6.250%, 01/15/2018	$197,000
108,025	Ras Laffan Liquefied Natural Gas Co. Ltd., 3.437%, 09/15/2009, Cost — $108,025; Acquired — 03/02/2004 (b)(a)	104,358
100,000	Southern Natural Gas Co., 8.875%, 03/15/2010	107,371
115,000	TGT Pipeline LLC, 5.200%, 06/01/2018	111,169
		519,898
Paper & Forest Products (0.4%)
100,000	Boise Cascade LLC, 7.125%, 10/15/2014	93,750
Pharmaceuticals (0.3%)
60,000	Wyeth, 5.500%, 03/15/2013	60,916
Real Estate (4.1%)
85,000	Developers Diversified Realty Corp., 3.875%, 01/30/2009	81,704
160,000	Equity One, Inc., 3.875%, 04/15/2009	152,058
62,000	Health Care REIT, Inc., 7.500%, 08/15/2007	63,983
175,000	Hospitality Properties Trust, 6.750%, 02/15/2013	186,707
65,000	iStar Financial, Inc., 8.750%, 08/15/2008.	70,313
70,000	iStar Financial, Inc., 5.150%, 03/01/2012	67,880
70,000	New Plan Excel Realty Trust, Inc., 5.125%, 09/15/2012	68,886
150,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	165,000
90,000	United Dominion Realty Trust, Inc., 6.500%, 06/15/2009	93,884
		950,415
Special Purpose Entity (0.1%)
32,893	PLC Trust, 2.709%, 03/31/2006, Cost — $32,893; Acquired — 12/12/2003 (b)	32,774
Textiles, Apparel & Luxury Goods (0.2%)
50,000	Brown Shoe, Inc., 8.750%, 05/01/2012	52,500
Tobacco (0.7%)
185,000	Universal Corp., 5.200%, 10/15/2013 (d)	169,837
Wholesale Trade Non-Durable Goods (0.7%)
135,000	Hutchison Whampoa CI Ltd., 7.450%, 08/01/2017, Cost — $153,870; Acquired — 12/19/2005 (b)(a)	153,506
Wireless Telecommunication Services (2.0%)
125,000	America Movil SA de CV, 6.375%, 03/01/2035	123,912
115,000	Cingular Wireless, 8.750%, 03/01/2031 (d)	152,808
125,000	Nextel Communications, Inc., 6.875%, 10/31/2013	130,511
50,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (d)(a)	54,250
		461,481
	Total corporate bonds (cost $12,252,190)	12,406,843
FOREIGN GOVERNMENT NOTES/BONDS (1.2%)
215,000	Export-Import Bank Of Korea, 4.500%, 08/12/2009 (a)	211,368
70,000	Ministry Finance Russia, 3.000%, 05/14/2011 (a)	62,345
	Total foreign government notes/bonds (cost $275,095)	273,713

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE BACKED SECURITIES (14.6%)
$100,381	Bank of America Mortgage Securities, Series #2004-7 6A1, 4.500%, 08/25/2019	$96,451
196,406	Bank of America Mortgage Securities, Series #2004-7 5A10, 5.250%, 08/25/2034	193,256
55,673	Bear Stearns Commercial Mortgage Securities, Series #1999-C1 A1, 5.910%, 02/14/2031	56,108
250,000	Bear Stearns Commercial Mortgage Securities, Series #2002-TOP6 A2, 6.460%, 10/15/2036	265,729
87,321	CS First Boston Mortgage Securities Corp., Series #2001-CKN5 A3, 5.107%, 09/15/2034	87,422
212,031	Deutsche Mortgage and Asset Receiving Corp., Series #1998-C1 A2, 6.538%, 06/15/2031	217,330
10,166	DLJ Commercial Mortgage Corp., Series #1999-CG3 A1A, 7.120%, 10/10/2032	10,267
86,713	Federal Home Loan Mortgage Corp., Series #2614CH, 3.500%, 12/15/2010	86,038
41,277	Federal Home Loan Mortgage Corp., Series #2638NA, 3.000%, 02/15/2015	41,126
135,000	Federal Home Loan Mortgage Corp., Series #2614TD, 3.500%, 05/15/2016	128,886
165,000	Federal Home Loan Mortgage Corp., Series #2517VH, 6.000%, 03/15/2019	167,978
18,448	Federal Home Loan Mortgage Corp., Gold Pool #G00479, 9.000%, 04/01/2025	20,233
30,344	Federal Home Loan Mortgage Corp., Gold Pool #G00943, 6.000%, 07/01/2028	30,756
2,657	Federal Home Loan Mortgage Corp., Gold Pool #C00712, 6.500%, 02/01/2029	2,735
28,772	Federal Home Loan Mortgage Corp., Gold Pool #C50964, 6.500%, 05/01/2031	29,554
15,725	Federal Home Loan Mortgage Corp., Gold Pool #C60697, 6.000%, 11/01/2031	15,926
52,297	Federal Home Loan Mortgage Corp., Series #2407BJ, 6.500%, 01/15/2032	54,340
165,000	Federal National Mortgage Assn., Series #200357, 4.500%, 12/25/2012	163,873
79,046	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	81,342
220,000	Federal National Mortgage Assn., Series #200336, 4.500%, 07/25/2022	218,516
2,587	Federal National Mortgage Assn., Pool #349410, 7.000%, 08/01/2026	2,707
3,660	Federal National Mortgage Assn., Pool #062289, 3.900%, 03/01/2028	3,662
150,000	Federal National Mortgage Assn., Series #200180, 6.000%, 07/25/2029	152,758
10,558	GMAC Commercial Mortgage Securities, Inc., Series #1999-C1 A1, 5.830%, 05/15/2033	10,553
5,697	GMAC Commercial Mortgage Securities, Inc., Series #1999-C2 A1, 6.570%, 09/15/2033	5,724
436	Government National Mortgage Assn., Pool #051699, 15.000%, 07/15/2011	499
1,317	Government National Mortgage Assn., Pool #354859, 9.000%, 07/15/2024	1,444
460,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series #2001-CIB3 A2, 6.044%, 11/15/2035	470,651
273,133	Residential Funding Mortgage Securities I, Series 2005-S7, 5.500%, 11/25/2035	271,005
465,000	Salomon Brothers Mortgage Securities VII, Series #2001-C2, 6.168%, 02/13/2010	475,448
	Total mortgage backed securities (cost $3,455,306)	3,362,317
MUNICIPAL BONDS (15.2%)
110,000	Academica Charter Schools, 8.100%, 08/15/2024, Cost — $110,000; Acquired — 08/18/2004 (b)	114,350
55,000	Baltimore Maryland General Obligation Unlimited, 7.250%, 10/15/2010	58,295
60,000	Bay Area Government Assn. California Revenue Tax Allocation Note, 4.290%, 09/01/2009	59,139
150,000	Brooklyn Park Minnesota Economic Development Authority, 3.330%, 09/01/2006	148,407
140,000	California County TOB Securitization Agency, 7.500%, 06/01/2019	142,120
115,000	Decatur Hospital Authority, 7.750%, 09/01/2009	121,934
70,000	Harrisburg PA Rescue & Recovery Revenue Notes, 3.090%, 11/01/2022	69,215
60,000	Heart of Texas Education Finance Corp., 5.000%, 02/15/2013	58,182
90,000	Indiana Development Finance Authority, 5.500%, 01/01/2033	94,675
35,000	Los Banos California Redevelopment Agency, 7.500%, 09/01/2029	35,345
166,257	Louisiana Tobacco Settlement Financing Corp., 6.360%, 05/15/2025	167,564
320,000	Mansfield Texas General Obligation Limited, 5.410%, 02/15/2019	321,853
125,000	Minneapolis Minnesota Development Revenue, 6.300%, 12/01/2035	133,240
100,000	New Jersey Economic Development Authority, 3.250%, 09/15/2006	98,989

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MUNICIPAL BONDS (continued)
$ 505,000	North Carolina Eastern Municipal Power Agency, 7.050%, 01/01/2007	$512,141
455,000	Ohio State Revenue Bond, 5.540%, 10/01/2025	461,798
155,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	154,065
240,000	San Jose California Financing Authority Leave Revenue, 4.460%, 03/01/2029	240,000
113,073	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	112,784
180,000	South El Monte California Improvement District Tax Allocation, 4.700%, 08/01/2011	187,879
220,000	Susquehanna Area Regional Airport, 2.400%, 01/01/2006	220,000
	Total municipal bonds (cost $3,450,241)	3,511,975
U.S. GOVERNMENT AGENCY ISSUES (2.1%)
275,000	Federal National Mortgage Assn., 2.750%, 08/11/2006	271,963
215,000	Federal National Mortgage Assn., 3.000%, 12/15/2006	211,562
	Total U.S. government agency issues (cost $490,000)	483,525
U.S. TREASURY OBLIGATIONS (6.6%)
145,000	U.S. Treasury Note, 4.500%, 11/15/2010 (d)	145,827
204,820	U.S. Treasury Note, 2.000%, 01/15/2014 (d)	203,724
78,237	U.S. Treasury Note, 1.625%, 01/15/2015 (d)	75,398
40,000	U.S. Treasury Note, 4.500%, 11/15/2015 (d)	40,341
935,000	U.S. Treasury Note, 5.375%, 02/15/2031 (d)	1,050,560
	Total U.S. treasury obligations (cost $1,506,889)	1,515,850
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (15.7%)
3,001,000	Bank of New York Institutional Cash Reserve Fund, 4.363%	3,001,000
67,496	Granite Master Issuer PLC, 4.410%, 01/20/2006	67,496
Pooled Investments -
569,597	Bank of New York, collateralized by various United States Government and Agency Issues, 1.500% to 14.000%, 12/31/2005 to 06/20/2035	569,597
	Total investments purchased with cash proceeds from securities lending (cost $3,638,093)	3,638,093
SHORT TERM INVESTMENTS (2.2%)
505,000	Columbia Treasury Reserve Capital Fund, 3.300%	505,000
	Total short term investments (cost $505,000)	505,000
	Total investments (cost $25,932,004) (112.9%)	26,069,171
	Liabilities in excess of other assets (12.9%)	(2,977,689)
	Total Net Assets (100.0%)	$23,091,482

__________
(a)	Foreign Security or a U.S. Security of a foreign company.
(b)	Restricted under Rule 144A of Securities Act of 1933.
(c)	Variable Coupon Rate - The rate reported is the rate in effect as of December 31, 2005.
(d)	All or a portion of the security is out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2005

Government Securities Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Government Securities Portfolio returned 1.73% for the year ended December 31, 2005. The Portfolio’s benchmarks, the Lehman Brothers Government Index and the Lehman Brothers Mortgage-Backed Securities Index, returned 2.65% and 2.61%, respectively, for the same period.

What factors contributed to the variance between the Portfolio and its benchmark?

The Portfolio trailed the Lehman Brothers Government Index due to its lower allocation to long-term US Treasury bonds. Longer-term interest rates have fallen despite the Federal Reserve’s increases to short-term rates. The Portfolio trailed the Lehman Brothers Mortgage-backed Securities Index because of greater exposure to higher coupon Mortgage-backed Securities, which lagged lower coupons in price appreciation. The Portfolio’s allocation to Commercial Mortgage-backed Securities and Asset-backed Securities mitigated its underperformance.

Which holdings most enhanced the Portfolio’s performance?

The Portfolio’s performance was enhanced by an Asset-backed Security issued by Atlantic City Electric Transition Funding LLC, 30-year US Treasury bonds and a Commercial Mortgage-backed Security with a 5% coupon rate.

Which holdings most negatively impacted the Portfolio’s performance?

Mortgage-backed Securities with higher coupon rates detracted from performance. Specifically, those holdings with coupon rates above 5.5% hurt the Portfolio’s performance. As interest rates fell, these positions lagged with respect to price appreciation.

What is your outlook for the next year?

The Federal Reserve has indicated it will continue raising short-term interest rates. Toward the second half of the year, we anticipate investors becoming concerned over non-US Treasury bonds, which are trading at historically low risk premiums, as measured by the spread between corporate yields and US Treasury yields. As such, investors may reallocate funds from non-US Treasury bonds to US Treasury bonds. This move would result in greater yield spreads and underperformance of the non-US Treasury sectors.

Michael J. Dunlop	Willie Brown, CFA
Senior Vice President	Structured Securities Analyst
40|86 Advisors, Inc.	40|86 Advisors, Inc.

Average Annual Total Return(1) (as of 12/31/05)

	1 YEAR	5 YEARS	10 YEARS
Government Securities Portfolio	1.73%	4.16%	4.75%
LB Government	2.65%	5.39%	5.94%
LB MBS	2.61%	5.44%	6.17%
__________
(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less thantheir original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2006. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Government Index (“LB Government”) is an unmanaged index considered to be representative of bonds issued by the U.S. government or its agencies. The Lehman Brothers Mortgage-Backed Securities Index ("LB MBS") is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLCM, including GHMA Graduated Payment Mortgages. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

ASSET BACKED SECURITIES (5.0%)
$75,000	Atlantic City Electric Transition Funding LLC, Series #2002-1 A4, 5.550%, 10/20/2023	$78,083
882	Centex Home Equity, Series #2001-A A4, 6.470%, 07/25/2029	880
5,000	Citibank Credit Card Issuance Trust, Series #2003-C4 C4, 5.000%, 06/10/2015	4,908
91,839	Countrywide Asset-Backed Certificates, Series #2002-S1 A5, 6.460%, 11/25/2016 (b)	91,614
70,000	MBNA Credit Card Master Note Trust, Series #2002-C1 C1, 6.800%, 07/15/2014	75,489
191,740	The Money Store Home Equity Trust, Series #1998-B AF9, 6.335%, 08/15/2039	192,681
162,035	Residential Asset Securities Corp., Series #2000-KS3 AI6, 7.810%, 07/25/2031	162,655
	Total asset-backed securities (cost $615,669)	606,310
CORPORATE BONDS (0.8%)
Insurance (0.8%)
95,000	MGIC Investment Corp., 6.000%, 03/15/2007	95,977
	Total corporate bonds (cost $94,999)	95,977
MORTGAGE BACKED SECURITIES (34.9%)
13,918	Bear Stearns Commercial Mortgage Securities, Series #1999-C A1, 5.910%, 02/14/2031	14,027
330,000	Citicorp Mortgage Securities, Inc., Series #2005-4, 5.500%, 07/25/2035	322,060
27,956	DLJ Commercial Mortgage Corp., Series #1999-CG3, 7.120%, 10/10/2032	28,235
3,883	Federal Home Loan Mortgage Corp. Gold, Pool #E00441, 7.500%, 07/01/2011	4,071
3,338	Federal Home Loan Mortgage Corp. Gold, Pool #D66012, 7.000%, 11/01/2025	3,487
26,047	Federal Home Loan Mortgage Corp. Gold, Pool #C28063, 6.500%, 07/01/2029	26,802
13,583	Federal Home Loan Mortgage Corp. Gold, Pool #C29168, 6.500%, 07/01/2029	13,976
20,130	Federal Home Loan Mortgage Corp. Gold, Pool #C01131, 6.500%, 01/01/2031	20,690
20,491	Federal Home Loan Mortgage Corp. Gold, Pool #C01148, 6.500%, 02/01/2031	21,061
63,943	Federal Home Loan Mortgage Corp. Gold, Pool #C01184, 6.500%, 06/01/2031	65,681
63,622	Federal Home Loan Mortgage Corp. Gold, Pool #C01186, 6.000%, 06/01/2031	64,435
475,430	Federal Home Loan Mortgage Corp., Pool #2407 BJ, 6.500%, 01/15/2032	493,997
240,375	Federal Home Loan Mortgage Corp. Gold, Pool #G01805, 4.500%, 04/01/2035	226,228
488,370	Federal Home Loan Mortgage Corp., Pool #G0-8062, 5.000%, 06/01/2035	472,956
243,411	Federal Home Loan Mortgage Corp., Pool #A3-5760, 5.000%, 07/01/2035	235,729
26,496	Federal National Mortgage Assn., Pool #320582, 6.500%, 01/01/2011	27,251
62,997	Federal National Mortgage Assn., Pool #336290, 6.500%, 04/01/2011	64,795
170,463	Federal National Mortgage Assn., Pool #253845, 6.000%, 06/01/2016	174,304
99,372	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	102,258
177,781	Federal National Mortgage Assn., Pool #645649, 6.000%, 06/01/2017	181,786
4,024	Federal National Mortgage Assn., Pool #303780, 7.000%, 03/01/2026	4,212
406,343	Federal National Mortgage Assn., Pool #2004-91 AH, 4.500%, 05/25/2029	397,551
100,000	Federal National Mortgage Assn., Pool #2001-80 PE, 6.000%, 07/25/2029	101,839
26,622	Federal National Mortgage Assn., Pool #535837, 6.000%, 04/01/2031	26,945
6,266	Federal National Mortgage Assn., Pool #609583, 6.000%, 11/01/2031	6,342
26,973	Federal National Mortgage Assn., Pool #254091, 6.000%, 12/01/2031	27,299
266,812	Federal National Mortgage Assn., Pool #816362, 4.887%, 01/01/2035	266,142
298,298	Federal National Mortgage Assn., Pool #826443, 4.975%, 07/01/2035	292,789
288,227	Federal National Mortgage Assn., Pool #837926, 4.846%, 08/01/2035	285,632
24,588	Federal National Mortgage Assn. Grantor Trust, Series #1999-T2 A1, 7.500%, 01/19/2029	25,789
75,000	First Union National Bank Commercial Mortgage, Series #1999-C4 A2, 7.390%, 12/15/2031	80,676
6,104	GMAC Commercial Mortgage Securities, Inc., Series #1999-C2 A1, 6.570%, 09/15/2033	6,132
3,584	Government National Mortgage Assn., Pool #119896, 13.000%, 11/15/2014	4,034

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE BACKED SECURITIES (continued)
$ 15,117	Government National Mortgage Assn., Pool #408675, 7.500%, 01/15/2026	$15,942
150,000	GS Mortgage Securities Corporation II, Series 2004-GG2, 5.396%, 08/10/2038	152,255
	Total mortgage backed securities (cost $4,305,679)	4,257,408
MUNICIPAL BONDS (1.7%)
100,000	Alaska Industrial Development & Export Authority, 6.625%, 05/01/2006	100,326
105,000	Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	104,367
	Total municipal bonds (cost $204,653)	204,693
U.S. GOVERNMENT AGENCY ISSUES (13.0%)
500,000	Federal Home Loan Bank, 3.875%, 08/22/2008	489,871
700,000	Federal Home Loan Bank, 4.500%, 09/16/2013	687,542
400,000	Federal Home Loan Mortgage Corp., 6.250%, 03/05/2012	406,189
	Total U.S. government agency issues (cost $1,582,874)	1,583,602
U.S. TREASURY OBLIGATIONS (41.3%)
700,000	U.S. Treasury Note, 2.375%, 08/31/2006 (a)	690,922
1,000,000	U.S. Treasury Note, 3.875%, 05/15/2009 (a)	984,610
750,000	U.S. Treasury Note, 3.875%, 09/15/2010 (a)	734,620
650,000	U.S. Treasury Note, 4.000%, 02/15/2014	632,583
300,000	U.S. Treasury Note, 4.125%, 08/15/2008 (a)	298,441
30,000	U.S. Treasury Note, 4.250%, 08/15/2015 (a)	29,622
500,000	U.S. Treasury Note, 5.500%, 02/15/2008 (a)	511,348
250,000	U.S. Treasury Note, 5.375%, 02/15/2031 (a)	280,898
587,000	U.S. Treasury Note, 11.250%, 02/15/2015 (a)	883,986
	Total U.S. treasury obligations (cost $5,095,637)	5,047,030
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (24.4%)
2,828,000	Bank of New York Institutional Cash Reserve Fund, 4.363%	2,828,000
Pooled Investments —
158,622	Bank of New York, collateralized by various United States Government and Agency Issues, 2.000% to 9.250%, 05/15/2006 to 08/15/2044	158,622
	Total investments purchased with cash proceeds from securities lending (cost $2,986,622)	2,986,622
SHORT TERM INVESTMENTS (1.3%)
165,000	JP Morgan Prime Money Market Fund, 4.120%	165,000
	Total short term investments (cost $165,000)	165,000
	Total investments (cost $15,051,133) (122.4%)	14,946,642
	Liabilities in excess of other assets (22.4%)	(2,738,026)
	Total Net Assets (100.0%)	$12,208,616
__________
(a)	All or a portion of the security is out on loan.
(b)	STEP - Bonds where coupon increases or steps up at a predetermined rate.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2005

Money Market Portfolio

The 40|86 Series Trust Money Market Portfolio returned 2.89% for the year ended December 31, 2005. The Federal Reserve continued to hike short-term interest rates at a measured pace throughout the year, raising the Fed Funds rate from 2.25% to 4.25%. The rise in short-term interest rates and stability in longer-term rates produced a dramatic flattening of the yield curve for the year.

Money market yields, as measured by LIBOR, rose throughout the year. Although the entire yield curve rose, the 1-month rate rose more than the 1-year rate, resulting in a curve flattening of 28 basis points (bps) for the year.

As rates rose, we maintained the weighted-average maturity of the Portfolio close to one month. Approximately 75% of the Portfolio was invested in securities with maturities of less than 20 days. We invested significantly in Variable Rate Demand Notes (VRDNs), which have floating rate coupons that reset weekly. In a rising interest rate environment, coupons of VRDNs reset to higher rates weekly as rates increase. In addition, VRDNs are highly liquid and offer higher yields than 1-week Tier-1 Non-Asset-backed securities. Because we believed the Fed was close to the end of its tightening cycle, toward year-end, we began investing in corporate paper near the long end of the money market curve.

We expect higher short-term interest rates and a flattening, possibly inverting yield curve, as the Fed continues to raise short-term rates, decreasing the use of financial leverage. We believe the Fed will stop tightening by the end of the first half of 2006. Trading in commercial paper should remain heavily skewed to short maturities, although investors might slowly start extending to longer maturities as fed tightening comes to a close. We will maintain the short weighted-average maturity of the Portfolio until the Fed stops raising rates, and then lengthen when compensated to invest in the intermediate and long end of the money market curve. We expect VRDNs to continue to outperform fixed coupon short-term bonds in the current economic scenario.

Michael J. Dunlop
Senior Vice President
40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (25.0%)
Beverages (2.5%)
$1,000,000	Coca-Cola Enterprises, Inc., 5.375%, 08/15/2006	$1,003,604
Capital Markets (5.0%)
990,000	Corporate Finance Managers, Inc., 4.370%, 01/06/2006 (b)	990,000
525,000	Cunat Capital Corp., 4.580%, 01/29/2006 (a)(b)	525,000
500,000	Westgate Investment Fund, 4.370%, 01/06/2006 (a)(b)	500,000
		2,015,000
Commercial Services & Supplies (1.2%)
500,000	International Lease Finance Corp., 4.000%, 01/17/2006	500,027
Diversified Financial Services (3.7%)
500,000	Countrywide Home Loan, 4.500%, 02/17/2006 (a)	500,005
1,000,000	National Rural Utilities, 3.000%, 02/15/2006	998,333
		1,498,338
Diversified Telecommunication Services (2.5%)
1,000,000	France Telecom, 7.200%, 03/01/2006 (d)	1,004,249
Insurance (3.9%)
560,000	ASIF Global Financing XX, 2.650%, 01/17/2006, Cost - $559,699; Acquired - 05/04/2005 (c)	559,699
1,000,000	Hartford Life Global Fund, 4.349%, 08/15/2006 (a)(b)	1,000,000
		1,559,699
Pharmaceuticals (2.5%)
1,000,000	Merck & Co, Inc., 5.250%, 07/01/2006	1,002,506
Real Estate (1.2%)
490,000	Kuehn Enterprises LLC, 4.320%, 01/06/2006 (a)(b)	490,000
Thrifts & Mortgage Finance (2.5%)
1,000,000	Amsouth Bank N.A., 4.224%, 01/20/2006 (a)	999,910
	Total corporate bonds (amortized cost $10,073,333)	10,073,333
MUNICIPAL BONDS (47.5%)
100,000	ABAG Financial Authorities for Nonprofit Corps, 4.450%, 01/06/2006 (a)(b) (CS: Federal National Mortgage Assn.)	100,000
1,000,000	Arlington County Virginia Industrial Development Authority, 4.300%, 01/06/2006 (a)(b) (LOC: Bank of America)	1,000,000
1,085,000	Birmingham Alabama Waterworks and Sewer Board, 2.170%, 01/01/2006 (b) (CS: FGIC)	1,084,942
1,300,000	California Housing Finance Agency, 4.300%, 01/06/2006 (a)(b)	1,300,000
100,000	Colorado Housing & Finance Authority, 4.300%, 01/06/2006 (a)(b) (CS: Federal National Mortgage Assn.)	100,000
965,000	Colorado Housing & Finance Authority, 4.300%, 01/06/2006 (a)(b) (SPA: Dexia Credit Local)	965,000
1,000,000	Florida Housing & Finance Authority, 4.300%, 01/06/2006 (a)(b)	1,000,000
1,000,000	Fulton County Georgia Development Authority, 4.350%, 01/06/2006 (a)(b) (LOC: Regions Bank)	1,000,000
700,000	Louisiana Public Facilities Authority, 4.180%, 01/06/2006 (a)(b)	700,000
580,000	Michigan State Housing Development Authority, 4.300%, 01/06/2006 (a)(b) (SPA: Dexia Credit Local)	580,000
500,000	Michigan State Housing Development Authority, 4.300%, 01/06/2006 (a)(b) (SPA: DEPFA Bank PLC)	500,000

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2005
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MUNICIPAL BONDS (continued)
$1,000,000	New Orleans Louisiana Pension, 4.550%, 01/06/2006 (a)(b)	$1,000,000
1,000,000	North Texas Education Authority, 4.300%, 01/06/2006 (a)(b) (CS: Ambac Financial Group)	1,000,000
1,210,000	Philadelphia Authority For Industrial Development, 4.300%, 01/06/2006 (a)(b)	1,210,000
700,000	Portland Maine Pension, 4.300%, 01/06/2006 (a)(b) (SPA: Bayerische Landesbank)	700,000
600,000	Sacramento County California Pension, 4.300%, 01/06/2006 (a)(b) (LOC: Bayerische Landesbank)	600,000
805,000	St. Francis Healthcare Foundation Hawaii, 4.890%, 01/06/2006 (a)(b) (LOC: First Hawaiian Bank)	805,000
1,000,000	St. Johns County Industrial Development Authority, 4.370%, 01/06/2006 (a)(b) (LOC: Allied Irish Bank PLC)	1,000,000
450,000	San Jose California Financing Authority, 4.460%, 01/06/2006 (a)(b)	450,000
1,000,000	Susquehanna Area Regional Airport, 2.400%, 01/01/2006 (CS: Ambac Financial Group)	999,953
785,000	University of Minnesota, 4.300%, 01/06/2006 (a)(b)	785,000
800,000	Utah Housing Finance Agency, 4.300%, 01/06/2006 (a)(b) (SPA: Bayerische Landesbank)	800,000
500,000	Westminster Colorado Economic Development Authority, 4.420%, 01/06/2006 (a)(b) (LOC: HSH Nordbank)	500,000
1,000,000	Wheaton College Illinois, 4.300%, 01/06/2006 (a)(b) (SPA: J.P. Morgan & Chase Bank)	1,000,000
	Total municipal bonds (amortized cost $19,179,895)	19,179,895
COMMERCIAL PAPER (14.9%)
Commercial Banks (5.0%)
2,000,000	Rabobank USA, 4.040%, 01/03/2006	1,999,326
Diversified Financial Services (4.9%)
2,000,000	UBS Financial Services, Inc., 4.290%, 01/03/2006	1,999,302
Insurance (5.0%)
2,000,000	The Allstate Corp., 4.170%, 01/03/2006, Cost — $1,999,305; Acquired — 12/30/2005 (c)	1,999,305
	Total commercial paper (amortized cost $5,997,933)	5,997,933
SHORT TERM INVESTMENTS (8.6%)
1,713,000	AIM Liquid Asset Portfolio, 4.130%	1,713,000
1,750,000	Columbia Treasury Reserve Capital, 3.300%	1,750,000
	Total short term investments (cost $3,463,000)	3,463,000
	Total investments (cost $38,714,161) (96.0%)	38,714,161
	Other assets in excess of liabilities (4.0%)	1,625,929
	Total Net Assets (100.0%)	$40,340,090

__________
(a)	Variable Coupon Rate - The rate reported is the rate in effect as of December 31, 2005.
(b)	Maturity date represents first available put date.
(c)	Restricted under Rule 144A of the Securities Act of 1933.
(d)	Foreign Security or a U.S. Security of a foreign company.
CS - Credit Support.
LOC - Letter of Credit.
SPA - Standby Purchase Agreement.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Financial Highlights
For a share outstanding through the year or period ended December 31,

	EQUITY PORTFOLIO
	2005	2004	2003	2002	2001

Net asset value per share, beginning of period	$24.53	$20.42	$14.92	$17.30	$19.43
Income from investment operations:
Net investment income	0.13	0.08	0.06	0.06	0.07
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	2.69	4.20	5.49	(2.38)	(2.07)
Total income (loss) from investment operations	2.82	4.28	5.55	(2.32)	(2.00)
Distributions:
Dividends from net investment income	(0.13)	(0.08)	(0.05)	(0.06)	(0.07)
Distributions of net realized gain	(2.53)	(0.09)	—	—	(0.06)
Total distributions	(2.66)	(0.17)	(0.05)	(0.06)	(0.13)
Net asset value per share, end of period	$24.69	$24.53	$20.42	$14.92	$17.30
Total return (a)(b)	11.43%	20.94%	37.17%	(13.42%)	(10.30%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$171,779	$168,901	$165,798	$148,881	$233,983
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.20%	1.13%	1.14%	1.15%	1.02%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.02%
Ratio of net investment income to average net assets (b)	0.48%	0.38%	0.28%	0.32%	0.38%
Portfolio turnover rate	90%	89%	107%	102%	133%

__________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Financial Highlights
For a share outstanding through the year or period ended December 31,

	BALANCED PORTFOLIO
	2005	2004	2003	2002	2001

Net asset value per share, beginning of period	$13.42	$12.35	$10.25	$12.16	$13.45
Income from investment operations:
Net investment income	0.23	0.26	0.27	0.36	0.40
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.52	1.07	2.09	(1.91)	(1.29)
Total income (loss) from investment operations	0.75	1.33	2.36	(1.55)	(0.89)
Distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.26)	(0.36)	(0.40)
Distributions of net realized gain	—	—	—	—	(0.00	)(c)
Total distributions	(0.23)	(0.26)	(0.26)	(0.36)	(0.40)
Net asset value per share, end of period	$13.94	$13.42	$12.35	$10.25	$12.16
Total return (a)(b)	5.63%	10.84%	23.29%	(12.87%)	(6.60%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$43,511	$47,056	$48,282	$44,455	$71,635
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.22%	1.14%	1.15%	1.18%	1.04%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.04%
Ratio of net investment income to average net assets (b)	1.66%	2.03%	2.27%	3.11%	3.16%
Portfolio turnover rate	91%	97%	100%	180%	239%

__________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Financial Highlights
For a share outstanding through the year or period ended December 31,

	HIGH YIELD PORTFOLIO
	2005	2004	2003	2002	2001

Net asset value per share, beginning of period	$10.40	$10.53	$8.86	$9.28	$10.07
Income from investment operations:
Net investment income	0.62	0.71	0.67	0.86	1.10
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(0.50)	0.37	1.68	(0.42)	(0.78)
Total income from investment operations	0.12	1.08	2.35	0.44	0.32
Distributions:
Dividends from net investment income	(0.62)	(0.70)	(0.68)	(0.86)	(1.11)
Distributions of net realized gain	(0.52)	(0.51)	—	—	—
Total distributions	(1.14)	(1.21)	(0.68)	(0.86)	(1.11)
Net asset value per share, end of period	$9.38	$10.40	$10.53	$8.86	$9.28
Total return (a)(b)	1.15%	10.69%	27.38%	5.47%	3.17%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$8,759	$8,876	$10,941	$9,202	$7,091
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.36%	1.24%	1.25%	1.47%	1.11%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.11%
Ratio of net investment income to average net assets (b)	6.01%	6.53%	6.53%	8.95%	11.12%
Portfolio turnover rate	125%	177%	126%	258%	232%

__________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Financial Highlights
For a share outstanding during through the year or period ended December 31,

	FIXED INCOME PORTFOLIO
	2005	2004	2003	2002	2001

Net asset value per share, beginning of period	$10.10	$10.08	$9.66	$9.88	$9.63
Income from investment operations:
Net investment income	0.44	0.44	0.46	0.58	0.59
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.22)	0.02	0.42	(0.13)	0.25
Total income from investment operations	0.22	0.46	0.88	0.45	0.84
Distributions:
Dividends from net investment income	(0.44)	(0.44)	(0.46)	(0.58)	(0.59)
Distributions of net realized gain	—	—	—	(0.09)	—
Total distributions	(0.44)	(0.44)	(0.46)	(0.67)	(0.59)
Net asset value per share, end of period	$9.88	$10.10	$10.08	$9.66	$9.88
Total return (a)(b)	2.26%	4.74%	9.33%	4.68%	8.84%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$23,091	$27,448	$35,068	$41,957	$60,649
Ratio of expenses to average net assets (b)
Before expense reimbursement	1.06%	0.98%	1.00%	1.02%	0.91%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of net investment income to average net assets (b)	4.33%	4.40%	4.61%	5.86%	5.96%
Portfolio turnover rate	197%	226%	307%	371%	515%

__________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Financial Highlights
For a share outstanding during through the year or period ended December 31,

	GOVERNMENT SECURITIES PORTFOLIO
	2005	2004	2003	2002	2001

Net asset value per share, beginning of period	$11.59	$11.70	$12.04	$11.70	$11.54
Income from investment operations:
Net investment income	0.39	0.40	0.42	0.47	0.54
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.19)	(0.11)	(0.25)	0.60	0.16
Total income from investment operations	0.20	0.29	0.17	1.07	0.70
Distributions:
Dividends from net investment income	(0.43)	(0.40)	(0.42)	(0.47)	(0.54)
Distributions of net realized gain	—	—	(0.09)	(0.26)	—
Total distributions	(0.43)	(0.40)	(0.51)	(0.73)	(0.54)
Net asset value per share, end of period	$11.36	$11.59	$11.70	$12.04	$11.70
Total return (a)(b)	1.73%	2.48%	1.36%	9.33%	6.13%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$12,209	$14,565	$22,791	$41,676	$31,267
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.06%	0.94%	1.04%	0.99%	0.91%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of net investment income to average net assets (b)	3.40%	3.29%	3.32%	3.78%	4.60%
Portfolio turnover rate	189%	250%	175%	174%	199%

__________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Financial Highlights
For a share outstanding during through the year or period ended December 31,

	MONEY MARKET PORTFOLIO
	2005	2004	2003	2002		2001

Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from investment operations:
Net investment income	0.03	0.01	0.01	0.01		0.04
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	0.00	0.00 (c)	—	(0.00	)(c)	0.00 (c)
Total income from investment operations	0.03	0.01	0.01	0.01		0.04
Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.01)	(0.01)		(0.04)
Distributions of net realized gain	—	—	—	(0.00	)(c)	—
Total distributions	(0.03)	(0.01)	(0.01)	(0.01)		(0.04)
Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return (a)(b)	2.89%	0.93%	0.63%	1.24%		3.97%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$40,340	$33,755	$41,965	$95,767		$129,530
Ratio of expenses to average net assets (b):
Before expense reimbursement	0.83%	0.71%	0.76%	0.73%		0.72%
After expense reimbursement	0.45%	0.45%	0.45%	0.45%		0.43%
Ratio of net investment income to average net assets (b)	2.90%	1.16%	0.64%	1.23%		3.74%

__________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2005

1. GENERAL

40|86 Series Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust is a “series” type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust consists of six series (“Portfolios”) each with its own investment objective and investment policies. The Portfolios are the Equity, Balanced, High Yield, Fixed Income, Government Securities and Money Market. Effective May 31, 2005, the Focus 20 Portfolio was terminated. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts. However, Jefferson National Life variable annuity products own a majority of the shares offered by each Portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS AND RELATED INVESTMENT INCOME

The investments in each Portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

Portfolio	Cost	Value	% of Net Assets
Balanced Portfolio	$984,760	$1,005,130	2.31%
High Yield Portfolio	992,908	1,017,932	11.62%
Fixed Income Portfolio	2,093,289	2,117,985	9.17%
Money Market Portfolio	2,559,004	2,559,004	6.34%

These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, 40|86 Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), which serves as investment adviser to the Portfolios, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust (the “Trustees”).

The Trustees determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust’s compliance with certain conditions contained in Rule 2a-7 of the Act. The Adviser continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges, excluding the NASDAQ national market system, are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities that are principally traded on the NAS-DAQ national market system are generally valued at the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices obtained from a pricing service or brokers. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Debt securities with maturities of sixty (60) days or less are valued at amortized cost that approximates value.

Under the direction of the Trustees, the Adviser may use a practice known as fair value pricing under certain circumstances. This may include, but is not limited to, securities and assets for which market quotations are not readily available, situations where events occur after an exchange closes that are likely to affect the value of the security or the Adviser deems that the market price is not reflective of a security’s appropriate value. The Adviser may consider many factors when determining fair values, including but not limited to, the type of security, the financial statements of the issuer, the cost at date of purchase, the size of holdings and information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers with respect to the security. These general and specific factors listed do not provide all the criteria, which may be considered when using the fair value method. When using the fair value method, the Adviser will take into consideration all indications of value available to them in determining the “fair value” assigned to a particular security.

If an investment owned by a Portfolio experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Portfolio’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Portfolio evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

FEDERAL INCOME TAXES

Each Portfolio is treated as a separate taxable entity for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net realized gains to shareholders annually, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period the difference arises.

On the Statement of Assets and Liabilities, the following reclassifications were made:

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2005

Portfolio	Accumulated Net Realized Gain (Loss)	Undistributed Investment Income	Paid-in Capital
Equity	$5,140	$(5,140)	$—
Balanced	3,330	(1,370)	(1,960)
High Yield	15,366	(252)	(15,114)
Fixed Income	(20,278)	20,278	—
Government Securities	(38,056)	38,056	—

DIVIDENDS TO SHAREHOLDERS

Dividends are declared and paid from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Government Securities, Fixed Income and High Yield Portfolios, on a quarterly basis in the Balanced Portfolio and on an annual basis in the Equity Portfolio. Distributions of net short-term capital gains and losses are declared and reinvested, at least annually, as a component of net realized gains (losses).

Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may effect per-share allocation between net investment income and realized and unrealized gains (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

SECURITIES LENDING

The Portfolios have entered into a Securities Lending Agreement (the “Agreement”) with the Bank of New York. Under terms of the Agreement, the Portfolios may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral is invested in short-term securities or variable rate bonds and Certificates of Deposit that are included in the respective Portfolio’s Schedule of Investments.

At December 31, 2005, the Equity, Balanced, Fixed Income and Government Securities Portfolios had securities with a market value of $48,508,525, $11,042,736, $3,211,943 and $2,807,937, respectively, on loan (included within Investments in securities in the Statements of Assets and Liabilities) and had received $49,954,624, $11,391,089, $3,638,093 and $2,986,622, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending income in the Statements of Operations. For the year ended December 31, 2005, the securities lending income totaled $59,034, $18,489, $10,926 and $6,055, net of $25,300, $7,924, $4,683 and $2,595 paid to the agent, respectively.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolios could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Adviser provides investment advice and, in general, supervises the Trust’s management and investment program, furnishes office space, prepares Portfolio reports for the Trust, monitors Portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

Under the Investment Advisory Agreement, the Adviser receives an investment advisory fee based on the daily net asset value at an annual rate of 0.70 percent for the High Yield Portfolio, 0.65 percent for the Equity and Balanced Portfolios, and 0.50 percent for the Fixed Income, Government Securities, and Money Market Portfolios. The Adviser has voluntarily reduced its advisory fee to 0.25 percent of the average daily net assets of the Money Market Portfolio. The total fees incurred for such services were $1,807,111 for the year ended December 31, 2005.

The Adviser has entered into Subadvisory Agreements for the management of the investments in the Equity Portfolio and the equity portion of the Balanced Portfolio. The Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Equity Portfolio and the equity portion of the Balanced Portfolio is Chicago Equity Partners, LLC. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2006 to the extent that the ratio of expenses to net assets on an annual basis exceed the following:

Portfolio
Equity	1.10%
Balanced	1.10%
High Yield	1.15%
Fixed Income	0.95%
Government Securities	0.95%
Money Market	0.45%

The Adviser may discontinue these contractual limits at any time after April 30, 2006. After this date the Adviser may elect to continue, modify or terminate the limitation on Portfolio operating expenses. Further, under the terms of this agreement, any Portfolio expenses waived or reimbursed may be recouped by the Adviser from the Portfolio to the extent actual operating expenses for a period are less than the expense limitation caps. The Adviser may only be entitled to recoup such amounts for a period of three years from the fiscal

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2005

year that they were waived or reimbursed. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	December 31,
	2006	2007	2008
Equity	$64,540	$42,025	$163,295
Balanced	21,956	18,765	51,616
High Yield	8,570	8,536	17,536
Fixed Income	20,431	8,208	28,208
Government Securities	31,927	—	13,948
Money Market	237,653	103,777	129,638

ADMINISTRATIVE AGREEMENT

Conseco Services, LLC (the “Administrator”), a wholly-owned subsidiary of Conseco, supervises the preparation and filing of regulatory documents required for compliance by the Portfolios with applicable laws and regulations, supervises the maintenance of books and records of the Portfolios and provides other general and administrative services. Effective May 1, 2001, the Administrator receives an annual fee, for providing these services, equal to 0.15 percent for the first $200 million of average daily net assets of the Trust; 0.10 percent of the next $300 million of average daily net assets of the Trust; and 0.08 percent of the average daily net assets in excess of $500 million of the Trust. The total fees under this Agreement for the year ended December 31, 2005 were $390,256. The Administrator has contractually agreed to waive its administration fee and/or reimburse the Portfolios through April 30, 2006 to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated for the Investment Advisory Agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2006.

DISTRIBUTION AGREEMENT

Conseco Equity Sales, Inc. (the “Distributor”), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for each Portfolio pursuant to a Principal Underwriting Agreement, approved by the Trustees. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Portfolio will be continuously offered to life insurance company separate accounts to fund the benefits under variable annuity and variable life contracts. The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as, any advertising or sales literature.

The Trust adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the “Plan”), dated May 1, 2001, for the Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. Pursuant to the Plan, a Portfolio may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of shares of the Portfolio and for account maintenance provided to shareholders. The Plan authorizes payments to the Distributor at 0.25 percent annually of each Portfolio’s average daily net assets. The Plan provides for periodic payments by the Distributor to financial intermediaries for providing shareholder services to accounts that hold shares and for promotional and other sales related costs. The total fees incurred by the Trust for such services for the year ended December 31, 2005, were $649,246.

4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the aggregate proceeds from sales of investments (excluding short-term securities) for the year ended December 31, 2005 are shown below:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO

Purchases:
U.S. Government	$—	$7,787,777	$—	$15,555,980	$6,841,340
Other	149,997,380	31,347,935	9,643,425	30,766,501	16,635,169
Sales:
U.S. Government	$—	$8,214,523	$—	$14,979,676	$8,012,942
Other	165,198,878	35,720,793	11,112,840	34,943,423	17,260,069

5. FEDERAL INCOME TAXES

The following information for the Portfolios is presented on an income tax basis as of December 31, 2005:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

Cost of investments (a)	$194,100,202	$50,592,102	$7,630,276	$25,962,652	$15,051,785	$38,714,161
Gross unrealized appreciation	$29,988,385	$4,740,169	$114,460	$368,736	$51,840	$—
Gross unrealized depreciation	(2,542,571)	(668,364)	(176,304)	(284,156)	(156,983)	—
Net unrealized appreciation(depreciation) on investments	$27,445,814	$4,071,805	$(61,844)	$84,580	$(105,143)	$—

__________
(a)
Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2005

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

Distributable ordinary income	$—	$—	$2,128	$5,527	$2,019	$9,296
Distributable long-term gains	20,243,570	—	—	—	—	—
Accumulated earnings	20,243,570	—	2,128	5,527	2,019	9,296
Accumulated capital and post-October losses	(20,873,345)	(10,035,101)	(427,624)	(510,209)	(232,940)	(9,296)
Unrealized appreciation (depreciation)	27,445,814	4,071,805	(61,844)	84,580	(105,143)	—
Total accumulated earnings (deficit)	$26,816,039	$(5,963,296)	$(487,340)	$(420,102)	$(336,064)	$—

The tax character of dividends paid during the years ended December 31, 2005 and December 31, 2004 were as follows:(1)

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

Ordinary Income dividends
December 31, 2005	$749,443	$744,826	$633,160	$1,104,249	$482,446	$998,425
December 31, 2004	546,828	919,319	888,049	1,327,299	630,280	362,228
Long-term capital gain distributions
December 31, 2005	$15,985,995	$—	$323,316	$—	$—	$—
December 31, 2004	590,150	—	140,663	—	—	—

As of December 31, 2005, the following Portfolios have capital loss carryforwards available to offset capital gains in the future, if any:

	AMOUNT	EXPIRES
Balanced Portfolio	$2,672,638	2010
Balanced Portfolio	1,556,918	2011
Fixed Income Portfolio	420,142	2010
Government Securities Portfolio	200,502	2012
Government Securities Portfolio	21,830	2013
Money Market Portfolio	4,462	2010
Money Market Portfolio	80	2011
Money Market Portfolio	4,754	2012

As of the tax year end December 31, 2005, the following Portfolios had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	AMOUNT	EXPIRES
Equity Portfolio	$14,851,019	2009
Equity Portfolio	6,022,326	2010
Balanced Portfolio	5,805,545	2010
High Yield Portfolio	400,775	2010
High Yield Portfolio	23,814	2011

Net realized gains or losses may differ from Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains.

The following summarizes the amount of post-October losses deferred, on a tax basis, for the year ended December 31, 2005.

AMOUNT
High Yield Portfolio	$3,035
Government Securities Portfolio	10,608
Fixed Income Portfolio	88,527

(1)	(The total distributions paid differs from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2005

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contacts with its vendors and others that may provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of 40|86 Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Portfolio, Balanced Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio (collectively referred to as the “Trust”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Indianapolis, Indiana
February 21, 2006

40|86 Series Trust	Annual Report
Expense Example (unaudited)
December 31, 2005

As a shareholder of the 40|86 Series Trust (the “Trust”), you incur ongoing costs, including management fees, distribution fees and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/05 - 12/31/05).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, administration, distribution, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Equity Portfolio	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period 07/01/05 - 12/31/05 (1)
Actual	$1,000.00	$1,069.90	$5.74
Hypothetical (5% return before expenses)	1,000.00	1,019.45	5.60

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Beginning Balanced Portfolio	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period 07/01/05 - 12/31/05 (1)
Actual	$1,000.00	$1,036.80	$5.65
Hypothetical (5% return before expenses)	1,000.00	1,019.45	5.60

(2)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

High Yield Portfolio	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period 07/01/05 - 12/31/05 (3)
Actual	$1,000.00	$1,006.60	$5.82
Hypothetical (5% return before expenses)	1,000.00	1,019.20	5.85

(3)	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

40|86 Series Trust	Annual Report
Expense Example (unaudited)
December 31, 2005

Fixed Income Portfolio	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period 07/01/05 - 12/31/05 (4)
Actual	$1,000.00	$1,002.60	$4.80
Hypothetical (5% return before expenses)	1,000.00	1,020.21	4.84

(4)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Government Securities Portfolio	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period 07/01/05 - 12/31/05 (5)
Actual	$1,000.00	$995.40	$4.78
Hypothetical (5% return before expenses)	1,000.00	1,020.21	4.84

(5)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio	Beginning Account Value 07/01/05	Ending Account Value 12/31/05	Expenses Paid During Period 07/01/05 - 12/31/05(6)
Actual	$1,000.00	$1,017.00	$2.29
Hypothetical (5% return before expenses)	1,000.00	1,022.73	2.29

(6)	Expenses are equal to the Fund’s annualized expense ratio of 0.45% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

December 14, 2005 Special Meeting of Shareholders (unaudited)

PROPOSAL #1: ELECT TWO TRUSTEES TO THE BOARD OF TRUSTEES

Audrey L. Kurzawa	Shares Voted	Percent of Shares Outstanding	Percent of Shares Voted
Affirmative	52,617,038.793	99.532%	99.889%
Withhold	58,466.517	0.111%	0.111%
Total	52,675,505.310	99.643%	100.000%

Vincent J. Otto
Affirmative	52,617,038.793	99.532%	99.889%
Withhold	58,466.517	0.111%	0.111%
Total	52,675,505.310	99.643%	100.000%

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Board of Trustees and Officers (unaudited)

Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years
Audrey L. Kurzawa* (38) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Controller, Adviser. President and Trustee of one other mutual fund managed by the Adviser.

Diana H. Hamilton (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

Vincent J. Otto (46) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005	Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Director, Federal Home Loan Bank of Indianapolis.

William T. Devanney (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

Daniel Murphy (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	Senior Vice President and Treasurer, Conseco, Inc. Treasurer of one other mutual fund managed by the Adviser.

Jeffrey M. Stautz (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005	Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Chief Legal Officer and Secretary of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (37) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Assistant Vice President, Legal and Compliance, Adviser. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.

__________
*	The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or statute.

All Trustees oversee the seven portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (6).

40|86 Series Trust	Annual Report

INVESTMENT ADVISER	LEGAL COUNSEL
40|86 Advisors, Inc.	Kirkpatrick & Lockhart
Carmel, IN	Nicholson Graham LLP
Washington, D.C.
CUSTODIAN
The Bank of New York	INVESTMENT SUB-ADVISERS
New York, NY	Chicago Equity Partners, LLC
Chicago, IL
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Indianapolis, IN

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Portfolios file complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Portfolio’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40|86 Series Trust is a registered investment company managed by
40|86 Advisors, Inc., a leading fixed-income investment advisor.

40|86 Series Trust
11815 North Pennsylvania Street
Carmel, Indiana 46032

Principal Underwriter:
Conseco Equity Sales, Inc.
11815 North Pennsylvania Street
Carmel, Indiana 46032

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees determined that Harold W. Hartley was qualified to serve as an audit committee financial expert serving on its audit committee during 2005. The board of trustees determined that Mr. Hartley was “independent,” as that term is defined by Item 3 of Form N-CSR. The registrant’s board of trustees has also determined that Vincent J. Otto is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent” as that term is defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $113,400 for the year ended December 31, 2004 and $107,000 for the year ended December 31, 2005.

Audit-Related Fees

(b)
There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,400 for the year ended December 31, 2004 and $20,310 for the year ended December 31, 2005.

Tax return review and Excise Review

All Other Fees

(d)
There were no fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The Chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A
(c) 100%
(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $30,233 for the year ended December 31, 2004 and $25,615 for the year ended December 31, 2005.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Diana H. Hamilton, R. Matthew Neff and Vincent J. Otto

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Any code of ethics or amendment thereto. Attached hereto.
(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     40|86 Series Trust

By (Signature and Title)*          /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date 3/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)         /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date 3/6/06

By (Signature and Title)         /s/ Daniel J. Murphy
Daniel J. Murphy, Treasurer
(principal financial officer)

Date 3/6/06